                                                                    EXHIBIT 99.1

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]      SERIES 2005-FF6
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                         $[1,065,762,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-FF6



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                     TRUSTEE


                                  MAY 11, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]      SERIES 2005-FF6
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]      SERIES 2005-FF6
--------------------------------------------------------------------------------

                                   TERM SHEET
                                  MAY 11. 2005

                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-FF6
                         $[1,065,762,000] (APPROXIMATE)
                               SUBJECT TO REVISION

   CLASS         APPROX          COUPON     WAL (YRS)  PAYMENT WINDOW  PAYMENT   INTEREST     EXPECTED     STATED        EXPECTED
                SIZE ($)                    (CALL(4)/     (CALL(4)/     DELAY    ACCRUAL       FINAL        FINAL        RATINGS
                                            MATURITY)     MATURITY)                         MATURITY(4)  MATURITY(5)  (MOODY'S/S&P)
------------  -------------  -------------  ---------  --------------  -------  ----------  -----------  -----------  --------------
                             LIBOR+[ ](1),
CLASS A-1A     452,428,000        (2)       2.27/2.48   1-74 / 1-173      0     Actual/360    Jul-2007     Mar-2036      Aaa/AAA

                             LIBOR+[ ](1),
CLASS A-1B     113,107,000        (2)       2.27/2.48   1-74 / 21-173     0     Actual/360    Jul-2011     Mar-2036      Aaa/AAA

                             LIBOR+[ ](1),
CLASS A-2A     141,393,000        (2)       1.00/1.00   1-21 / 1-21       0     Actual/360    Feb-2007     Mar-2036      Aaa/AAA

                             LIBOR+[ ](1),
CLASS A-2B     150,897,000        (2)       2.79/2.79  21-72 / 21-72      0     Actual/360    May-2011     Mar-2036      Aaa/AAA

                             LIBOR+[ ](1),
CLASS A-2C     22,586,000         (2)       6.16/8.22  72-74 / 72-158     0     Actual/360    Jun-2011     Mar-2036      Aaa/AAA

                             LIBOR+[ ](1),
CLASS M-1      50,751,000         (3)       4.57/5.02  43-74 / 43-141     0     Actual/360    Jun-2011     Mar-2036      Aa1/AA+

                             LIBOR+[ ](1),
CLASS M-2      30,892,000         (3)       4.46/4.89  42-74 / 42-133     0     Actual/360    Jun-2011     Mar-2036      Aa2/AA

                             LIBOR+[ ](1),
CLASS M-3      19,859,000         (3)       4.41/4.82  41-74 / 41-126     0     Actual/360    Jun-2011     Mar-2036      Aa3/AA-

                             LIBOR+[ ](1),
CLASS M-4      34,753,000         (3)       4.36/4.75  39-74 / 39-121     0     Actual/360    Jun-2011     Mar-2036       A2/A

                             LIBOR+[ ](1),
CLASS M-5      15,446,000         (3)       4.34/4.67  39-74 / 39-110     0     Actual/360    Jun-2011     Mar-2036       A3/A-

                             LIBOR+[ ](1),
CLASS B-1      12,688,000         (3)       4.31/4.61  38-74 / 38-104     0     Actual/360    Jun-2011     Mar-2036     Baa1/BBB+

                             LIBOR+[ ](1),
CLASS B-2      12,136,000         (3)       4.31/4.55  38-74 / 38-97      0     Actual/360    Jun-2011     Mar-2036     Baa2/BBB

                             LIBOR+[ ](1),

CLASS B-3       8,826,000         (3)       4.31/4.48  38-74 / 38-90      0     Actual/360    Jun-2011     Mar-2036     Baa3/BBB-

CLASS B-4(6)   11,033,000                                   Information Not Provided Hereby                              Ba1/BB+
              -------------
TOTAL:        1,076,795,000
              =============

    1)  Subject to the related Available Funds Cap and the related Maximum Rate
        Cap
    2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-1B, Class A-2A, Class A-2B and Class A-2C Certificates will increase to 2x its respective margin.
    3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will increase to 1.5x its respective margin.
    4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Assumes 10% optional termination occurs.
    5)  Latest maturity date for any mortgage loan plus one year.
    6) The Class B-4 Certificates will be privately placed. All information presented herein with respect to the Class B-4 Certificates is solely to assist your understanding of the Offered Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]      SERIES 2005-FF6
--------------------------------------------------------------------------------

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
-------------------------
Scott Soltas                                               212-449-3659                  scott_soltas@ml.com
Vince Mora                                                 212-449-1437                  vince_morajr@ml.com
Charles Sorrentino                                         212-449-3659                  charles_sorrentino@ml.com
Colin Sheen                                                212-449-3659                  colin_sheen@ml.com
Edgar Seah                                                 212-449-3659                  edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
---------------------------
Matt Whalen                                                212-449-0752                  matthew_whalen@ml.com
Paul Park                                                  212-449-6380                  paul_park@ml.com
Tom Saywell                                                212-449-2122                  tom_saywell@ml.com
Alan Chan                                                  212-449-8140                  alan_chan@ml.com
Fred Hubert                                                212-449-5071                  fred_hubert@ml.com
Alice Chu                                                  212-449-1701                  alice_chu@ml.com
Sonia Lee                                                  212-449-5067                  sonia_lee@ml.com
Oleg Saitskiy                                              212-449-1901                  oleg_saitskiy@ml.com
Keith Singletary                                           212-449-9431                  keith_singletary@ml.com
Calvin Look                                                212-449-5029                  calvin_look@ml.com

MOODY'S
-------
Deepika Kothari                                            201-915-8732                  deepika.kothari@moodys.com

STANDARD & POOR'S
-----------------
Amanda Hopkins                                             212-438-2465                  amanda_hopkins@standardandpoors.com


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]      SERIES 2005-FF6
--------------------------------------------------------------------------------

TITLE OF CERTIFICATES                   First Franklin Mortgage Loans Trust, Mortgage Loan Asset-Backed Certificates
                                        Series 2005-FF6, consisting of:
                                        Class A-1A and Class A-1B Certificates (the "Class A-1 Certificates"),
                                        Class A-2A, Class A-2B and Class A-2C Certificates (collectively , the "Class
                                        A-2 Certificates", and together with the Class A-1 Certificates, the "Class A
                                        Certificates"),
                                        Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates
                                        (collectively, the "Class M Certificates"), and
                                        Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (collectively, the
                                        "Class B Certificates") The Class A Certificates, the Class M Certificates,
                                        Class B-1, Class B-2 and Class B-3 Certificates are collectively known as the
                                        "Offered Certificates". The Class M and Class B Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITER                             Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR                               Merrill Lynch Mortgage Investors, Inc.

SELLER                                  Merrill Lynch Mortgage Capital Inc.

ORIGINATOR                              First Franklin Financial Corp. ("FFFC")

SERVICER                                Wilshire Credit Corporation

TRUSTEE                                 Wells Fargo Bank, N.A.

CUT-OFF DATE                            May 1, 2005

PRICING DATE                            On or about May [12], 2005

CLOSING DATE                            On or about May [26], 2005

DISTRIBUTION DATES                      Distribution of principal and interest on the Certificates will be made on the
                                        25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in June 2005.

ERISA CONSIDERATIONS                    The Offered Certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under
                                        ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENT                        The Offered Certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                              For federal income tax purposes, the Trust Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]      SERIES 2005-FF6
--------------------------------------------------------------------------------

OPTIONAL TERMINATION                    The Trustee will be required to effect an auction of the assets of the Trust Fund when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via a solicitation of bids from at least three bidders. Any such auction will result in the termination of the Trust
                                        Fund only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest on the
                                        Certificates, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

INITIAL MORTGAGE LOANS                  Fixed rate and adjustable rate, first lien, sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately
                                        $1,103,272,171 originated by First Franklin Financial Corp.

                                        The mortgage pool will be divided into two groups referred to as Group I and
                                        Group II. Group I will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $359,650 if a single-unit property (or $539,475 if the property is located in Hawaii or
                                        Alaska), $460,400 if a two-unit property (or $690,600 if the property is located in Hawaii or Alaska), $556,500 if a three-unit property (or $834,750 if the property is located in Hawaii or Alaska), or $691,600 if a four-unit property
                                        (or $1,037,400 if the property is located in Hawaii or Alaska). Group II will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group I.

TOTAL DEAL SIZE                         Approximately [$1,076,795,000]

ADMINISTRATIVE FEES                     Fees aggregating 52 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans will be paid to the Servicer, the Master Servicer and the Trustee.

CREDIT ENHANCEMENTS                     1. Excess interest
                                        2. Over-Collateralization
                                        3. Subordination

EXCESS INTEREST                         Excess interest cashflow will be available as credit enhancement.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]      SERIES 2005-FF6
--------------------------------------------------------------------------------

OVER-COLLATERALIZATION                  The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of the Initial Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately 2.40% of the aggregate principal balance of the Initial Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 2.40% of the aggregate principal balance of the Initial Mortgage
                                        Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                                        Initial:  Approximately 2.40% of Initial Mortgage Loans
                                        Target: 2.40% of the original balance of the Initial Mortgage Loans before stepdown, 4.80%
                                        of the current balance of the Mortgage Loans after stepdown
                                        Floor:   0.50% of the original balance of the Initial Mortgage Loans

                                        (PRELIMINARY AND SUBJECT TO REVISION)


SUBORDINATION (1):                       CLASSES                              RATING (M/S)                            SUBORDINATION
                                         -------                              ------------                            -------------
                                         Class A                                 Aaa/AAA                                  20.20%
                                        Class M-1                                Aa1/AA+                                  15.60%
                                        Class M-2                                Aa2/AA                                   12.80%
                                        Class M-3                                Aa3/AA-                                  11.00%
                                        Class M-4                                 A2/A                                     7.85%
                                        Class M-5                                 A3/A-                                    6.45%
                                        Class B-1                               Baa1/BBB+                                  5.30%
                                        Class B-2                               Baa2/BBB                                   4.20%
                                        Class B-3                               Baa3/BBB-                                  3.40%
                                        Class B-4                                Ba1/BB+                                   2.40%

CLASS SIZES:                             CLASSES                              RATING (M/S)                             CLASS SIZES
                                         -------                              ------------                             -----------
                                         Class A                                 Aaa/AAA                                  79.80%
                                        Class M-1                                Aa1/AA+                                   4.60%
                                        Class M-2                                Aa2/AA                                    2.80%
                                        Class M-3                                Aa3/AA-                                   1.80%
                                        Class M-4                                 A2/A                                     3.15%
                                        Class M-5                                 A3/A-                                    1.40%
                                        Class B-1                               Baa1/BBB+                                  1.15%
                                        Class B-2                               Baa2/BBB                                   1.10%
                                        Class B-3                               Baa3/BBB-                                  0.80%
                                        Class B-4                                Ba1/BB+                                   1.00%

(1) The subordination includes the initial over-collateralization level of approximately 2.40%.

INTEREST ACCRUAL                        For the Offered Certificates and the Class B-4 Certificates, interest will initially accrue from the Closing Date to (but excluding) the first Distribution
                                        Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

COUPON STEP UP                          If the 10% optional termination does not occur on the first distribution date on which it is possible, (i) the margin on each of the Class A Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B Certificates will increase to 1.5x its respective margin.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]      SERIES 2005-FF6
--------------------------------------------------------------------------------

AVAILABLE FUNDS CAPS                    Class A-1 Certificates: The per annum rate equal to (A) 12 times the quotient of
                                        (x) the total scheduled interest based on the Group I Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

                                        Class A-2 Certificates: The per annum rate equal to (A) 12 times the quotient of
                                        (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

                                        Subordinate Certificates: The per annum rate equal to the weighted average
                                        (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class
                                        A-2 Available Funds Cap.

                                        "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

CAP CONTRACTS                           The Certificates will each have the benefit of one of the three cap contracts as specified below:

                                                                                      BEGINNING      1ML STRIKE, UPPER
                                                                                      ---------      -----------------
                                        CLASS                   NUMBER OF MONTHS  DISTRIBUTION DATE       COLLAR
                                        -----                   ----------------  -----------------       ------
                                        Class A-1 Certificates         41             June 2005            9.74%
                                        Class A-2 Certificates         40             June 2005            9.31%
                                        Subordinate Certificates       40             June 2005            8.72%

                                        Payments received on the related cap contract will be available to pay amounts to the holders of the Certificates, in respect of shortfalls arising as a result of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A
                                        Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAPS                       The pass-through rates of each of the Offered Certificates and the Class B-4
                                        Certificates will also be subject to a related "Maximum Rate Cap", which will be calculated in the same manner as the related Available Funds Cap, but based on the net maximum mortgage rate rather than the net mortgage rate. Any interest shortfall due to the Maximum Rate Caps will not be reimbursed.

SHORTFALL REIMBURSEMENT                 If on any Distribution Date the pass-through rate for any class of Certificates is limited by the related Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the related Available Funds Cap, up to but not exceeding the greater of (i) the related Maximum Rate Cap and (ii) the lesser of (A) One Month LIBOR and (B) the applicable rate for the related class or classes of certificates shown under the heading, "1ML Strike, Upper Collar", under the heading, "Cap Contracts" shown above), and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]      SERIES 2005-FF6
--------------------------------------------------------------------------------

CASHFLOW PRIORITY                       1.  Administrative Fees.
                                        2.  Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A
                                            Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2
                                            Certificates, then to the Class M-3 Certificates, then to the Class M-4
                                            Certificates, then to the Class M-5 Certificates, then to the Class B-1
                                            Certificates, then to the Class B-2 Certificates, then to the Class B-3
                                            Certificates, and then to the Class B-4 Certificates.
                                        3.  Available principal funds, as follows: monthly principal to the Class A
                                            Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2
                                            Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class B-1
                                            Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, and then monthly principal to the Class B-4 Certificates, in each case as described under "PRINCIPAL
                                            PAYDOWN."
                                        4.  Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.
                                        5.  Excess interest to pay subordinate principal shortfalls.
                                        6.  Excess interest to pay Carryover resulting from imposition of the related
                                            Available Funds Cap.
                                        7.  Any remaining amount will be paid in accordance with the Pooling and
                                            Servicing Agreement and will not be available for payment to holders of the
                                            Offered Certificates or Class B-4 Certificates.

                                        Payments received on the related Cap Contracts will only be available to the
                                        Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A
                                        Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the related Cap Contracts over amounts needed to pay such Carryovers on the Certificates will be distributed in respect of other classes of certificates not described herein.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]      SERIES 2005-FF6
--------------------------------------------------------------------------------

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

      2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

      Group I Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

      Group II Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

      Principal distributions allocated to the Class A-1 Certificates will be distributed pro rata between the Class A-1A and Class A-1B Certificates; provided that in the event that a Class A-1 Trigger Event (as defined below) has occurred, amounts allocated to the Class A-1 Certificates will be distributed to the Class A-1A and Class A-1B Certificates sequentially in such order.

      Principal distributions allocated to the Class A-2 Certificates will be distributed to the Class A-2A Certificates until the Certificate principal balance thereof has been reduced to zero, then to the Class A-2B Certificates until the Certificate principal balance thereof has been reduced to zero and then to the Class A-2C Certificates until the Certificate principal balance thereof has been reduced to zero; provided, however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates have been reduced to zero, any principal distributions allocated to the Class A-2A, Class A-2B and Class A-2C Certificates are required to be allocated pro rata among such classes of Certificates based on their respective Certificate Principal Balances, until their Certificate Principal Balances have been reduced to zero.

      After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FF6
--------------------------------------------------------------------------------



IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:
      All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class B-1 Certificates, eighth to the Class B-2 Certificates, ninth to the Class B-3 Certificates and tenth to the Class B-4 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

           CLASS A                                40.40%*
           CLASS M-1                              31.20%*
           CLASS M-2                              25.60%*
           CLASS M-3                              22.00%*
           CLASS M-4                              15.70%*
           CLASS M-5                              12.90%*
           CLASS B-1                              10.60%*
           CLASS B-2                               8.40%*
           CLASS B-3                               6.80%*
           CLASS B-4                               4.80%*

           *includes overcollateralization


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FF6
--------------------------------------------------------------------------------

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the June 2008 Distribution Date;
ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and
iii)  A Stepdown Loss Trigger Event does not exist.

SUBORDINATE             The first Distribution Date on which the Required
CLASS PRINCIPAL         Percentage (i.e., the sum of the outstanding principal
DISTRIBUTION            balance of the Subordinate Certificates and the O/C
DATE                    amount divided by the aggregate stated principal balance
                        of the Mortgage Loans, as of the end of the related due
                        period) is greater than or equal to the Senior Specified
                        Enhancement Percentage (including O/C), which is equal
                        to two times the initial Class A subordination
                        percentage.
                        SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                        40.40%
                        or
                        (17.80%+2.40%)*2

STEPDOWN LOSS TRIGGER   The situation that exists with respect to any
EVENT                   Distribution Date after the Stepdown Date, if (a) the
<PRELIMINARY AND        quotient of (1) the aggregate Stated Principal Balance
SUBJECT TO REVISION>    of all Mortgage Loans 60 or more days delinquent,
                        measured on a rolling three month basis (including
                        Mortgage Loans in foreclosure and REO Properties) and
                        (2) the Stated Principal Balance of all the Mortgage
                        Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) 38.00% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage shown below.

                        DISTRIBUTION DATE OCCURRING      REQUIRED LOSS PERCENTAGE
                        ---------------------------      ------------------------
                        June 2008 - May 2009             2.75% with respect to April 2008, plus an additional 1/12th of
                                                         1.50% for each month thereafter
                        June 2009 - May 2010             4.25% with respect to April 2009, plus an additional 1/12th of
                                                         1.00% for each month thereafter
                        June 2010 - May 2011             5.25% with respect to April 2010, plus an additional 1/12th of
                                                         0.75% for each month thereafter
                        June 2011 and thereafter         6.00%

CLASS A-1 TRIGGER       A Class A-1 Trigger Event is identical to a Step Down
EVENT                   Loss Trigger Event provided that during the period from
                        June 2005 - May 2008 a Required Loss Percentage of 2.75% shall be in effect.

                      <PRELIMINARY AND SUBJECT TO REVISION>

PROSPECTUS              The Offered Certificates will be offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage
                        Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                        Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES    The following tables describe the mortgage loans and the
                        related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
(MERRILL LYNCH LOGO)      TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance                                                              $1,103,272,171
Aggregate Original Principal Balance                                                                 $1,103,785,387
Number of Mortgage Loans                                                                                  4,930

                                          MINIMUM                          MAXIMUM                     AVERAGE (1)
                                          -------                          -------                     -----------
Original Principal Balance                $20,000                        $1,190,000                     $223,892
Outstanding Principal Balance             $19,419                        $1,190,000                     $223,787

                                          MINIMUM                          MAXIMUM                 WEIGHTED AVERAGE (2)
                                          -------                          -------                 --------------------
Original Term (mos)                         180                              360                           359
Stated remaining Term (mos)                 171                              360                           358
Loan Age (mos)                               0                               10                             1
Current Interest Rate                     4.500%                           9.999%                        6.694%
Initial Interest Rate Cap(4)              1.000%                           3.000%                        2.984%
Periodic Rate Cap(4)                      1.000%                           1.000%                        1.000%
Gross Margin(4)                           2.875%                           7.875%                        5.669%
Maximum Mortgage Rate(4)                  10.500%                          15.750%                       12.659%
Minimum Mortgage Rate(4)                  4.500%                           9.750%                        6.659%
Months to Roll(4)                            4                               60                            28
Original Loan-to-Value                    17.54%                           100.00%                       83.03%
Credit Score (3)                            540                              814                           647

                                                                           EARLIEST                       LATEST
                                                                           --------                       ------
Maturity Date                                                             08/01/2019                    05/01/2035

LIEN POSITION                             PERCENT OF MORTGAGE POOL       YEAR OF ORIGINATION             PERCENT OF MORTGAGE POOL
-------------                             ------------------------       -------------------             ------------------------
1st Lien                                           100.00%                      2004                               1.20%
                                                                                2005                              98.80%

OCCUPANCY                                 PERCENT OF MORTGAGE POOL       LOAN PURPOSE                    PERCENT OF MORTGAGE POOL
---------                                 ------------------------       ------------                    ------------------------
Primary                                            97.22%                Purchase                                 52.98%
Second Home                                         0.65%                Refinance - Rate/Term                     4.14%
Investment                                          2.13%                Refinance - Cashout                      42.88%

LOAN TYPE                                 PERCENT OF MORTGAGE POOL       PROPERTY TYPE                   PERCENT OF MORTGAGE POOL
---------                                 ------------------------       -------------                   ------------------------
Fixed Rate                                         10.21%                Single Family                            68.75%
ARM                                                89.79%                Planned Unit Development                 19.75%
                                                                         Condominium                               7.53%
                                                                         Two- to Four-Family                       3.97%

AMORTIZATION TYPE                         PERCENT OF MORTGAGE POOL
-----------------                         ------------------------
Fully Amortizing                                   36.83%
Interest Only                                      63.17%

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.
(4) ARM Loans only

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
(MERRILL LYNCH LOGO)      TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                                          AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                          NUMBER OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF                  MORTGAGE         BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
MORTGAGE RATES              LOANS        OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
--------------              -----        -----------      ----       ------     -----     -----------     ---        ---       --
5.000% or less                 39        $14,484,511      1.31%      4.916%      724       $371,398      77.64%    85.07%    75.80%
5.001% to 5.500%              209         68,759,634       6.23       5.389      700        328,993       78.40     88.36     86.32
5.501% to 6.000%              685        212,722,493      19.28       5.844      676        310,544       78.59     80.80     77.89
6.001% to 6.500%              888        232,388,783      21.06       6.328      654        261,699       80.43     71.45     69.71
6.501% to 7.000%            1,029        221,447,075      20.07       6.816      638        215,206       82.98     61.89     58.12
7.001% to 7.500%              861        169,621,029      15.37       7.322      629        197,005       87.18     61.08     55.85
7.501% to 8.000%              691        115,190,135      10.44       7.793      614        166,701       89.31     59.79     41.07
8.001% to 8.500%              346         48,000,830       4.35       8.300      602        138,731       90.13     74.06     42.05
8.501% to 9.000%              141         16,782,755       1.52       8.730      592        119,027       91.61     79.56     38.77
9.001% to 9.500%               36          3,503,493       0.32       9.280      605         97,319       94.21     55.62     40.31
9.501% to 10.000%               5            371,433       0.03       9.838      583         74,287       87.47     73.56      0.00
                            -----     --------------    ------       -----       ---       --------      -----     -----     -----
TOTAL:                      4,930     $1,103,272,171    100.00%      6.694%      647       $223,787      83.03%    69.94%    63.17%
                            =====     ==============    ======       =====       ===       ========      =====     =====     =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 9.999% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.694% per annum.




REMAINING MONTHS TO STATED MATURITY

                                         AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
RANGE OF                  NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
REMAINING MONTHS          MORTGAGE        BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
TO STATED MATURITY          LOANS       OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
------------------          -----       -----------       ----       ------     -----     -----------     ---        ---       --
169 to 180                     66         $6,694,464       0.61%      6.957%     644       $101,431      76.81%    24.36%     6.26%
229 to 240                      2            265,985        0.02       6.939     652        132,992       85.64      0.00      0.00
349 to 360                  4,862      1,096,311,722       99.37       6.693     647        225,486       83.06     70.24     63.53
                            -----     --------------     ------       -----      ---       --------      -----     -----     -----
TOTAL:                      4,930     $1,103,272,171     100.00%      6.694%     647       $223,787      83.03%    69.94%    63.17%
                            =====     ==============     ======       =====      ===       ========      =====     =====     =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 171 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
(MERRILL LYNCH LOGO)      TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                         AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
RANGE OF                 NUMBER OF       PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
ORIGINAL MORTGAGE LOAN   MORTGAGE         BALANCE      MORTGAGE      AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
PRINCIPAL BALANCES         LOANS        OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
------------------         -----        -----------      ----        ------     -----     -----------     ---        ---       --
$50,000 or less             114          $4,705,385      0.43%       8.023%      601        $41,275      80.62%    78.15%     9.40%
$50,001 to $100,000         807          63,248,742       5.73        7.445      621         78,375       83.72     71.82     30.82
$100,001 to $150,000      1,103         139,232,522      12.62        7.059      632        126,231       84.06     66.01     47.29
$150,001 to $200,000        833         145,484,258      13.19        6.886      636        174,651       83.83     63.62     52.66
$200,001 to $250,000        539         120,675,155      10.94        6.792      636        223,887       83.62     66.07     59.76
$250,001 to $300,000        411         112,488,568      10.20        6.682      644        273,695       83.42     67.93     69.41
$300,001 to $350,000        288          93,302,853       8.46        6.610      649        323,968       83.61     71.86     72.58
$350,001 to $400,000        217          81,493,591       7.39        6.564      654        375,547       83.15     66.27     71.51
$400,001 to $450,000        136          57,647,408       5.23        6.632      647        423,878       84.48     64.69     75.78
$450,001 to $500,000         99          47,012,921       4.26        6.463      660        474,878       84.76     68.46     77.62
$500,001 to $550,000        112          58,769,190       5.33        6.372      671        524,725       82.12     74.46     70.53
$550,001 to $600,000        102          58,645,489       5.32        6.381      667        574,956       81.73     72.51     72.37
$600,001 to $650,000         54          34,096,720       3.09        6.107      676        631,421       81.27     83.28     85.09
$650,001 to $700,000         49          33,208,507       3.01        6.256      678        677,725       80.12     88.00     75.36
$700,001 to $750,000         27          19,634,701       1.78        6.084      673        727,211       78.46     92.59     88.88
$750,001 to $800,000         16          12,476,059       1.13        6.024      677        779,754       77.87     80.88     56.55
$800,001 to $850,000          7           5,846,136       0.53        5.731      683        835,162       74.93    100.00     71.29
$850,001 to $900,000          7           6,168,406       0.56        6.091      684        881,201       73.36     86.04     86.04
$900,001 to $950,000          1             931,400       0.08        5.875      701        931,400       80.00    100.00    100.00
$950,001 to $1,000,000        5           4,844,160       0.44        5.800      684        968,832       73.79    100.00     40.28
$1,000,001 or greater         3           3,360,000       0.30        5.738      729      1,120,000       69.47     68.15    100.00
                          -----      --------------    ------        -----       ---       --------      -----     -----     -----
TOTAL:                    4,930      $1,103,272,171    100.00%       6.694%      647       $223,787      83.03%    69.94%    63.17%
                          =====      ==============    ======        =====       ===       ========      =====     =====     =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $19,419 to approximately $1,190,000 and the average outstanding principal balance of the Mortgage Loans was approximately $223,787.

PRODUCT TYPES

                                        AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                         NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE        BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL    FULL     PERCENT
PRODUCT TYPES              LOANS       OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV        DOC       IO
-------------              -----       -----------       ----       ------     -----     -----------      ---        ---       --
15 Year Fixed Loans           66         $6,694,464     0.61%        6.957%     644       $101,431       76.81%    24.36%     6.26%
20 Year Fixed Loans            2            265,985      0.02         6.939     652        132,992        85.64      0.00      0.00
30 Year Fixed Loans          620        105,648,378      9.58         7.010     655        170,401        80.76     42.74     13.03
6 Month LIBOR ARM             23          6,346,660      0.58         6.377     627        275,942        78.97     90.90     90.90
1/29 LIBOR ARM                10          2,785,490      0.25         6.965     652        278,549        89.45      4.94      0.00
2/28 LIBOR ARM             3,078        710,225,082     64.37         6.735     641        230,742        83.97     72.45     68.07
3/27 LIBOR ARM               790        185,555,404     16.82         6.582     650        234,880        83.05     69.56     64.17
5/25 LIBOR ARM               341         85,750,708      7.77         6.206     685        251,468        78.53     87.87     86.75
                           -----     --------------   ------         -----      ---       --------       -----     -----     -----
TOTAL:                     4,930     $1,103,272,171   100.00%        6.694%     647       $223,787       83.03%    69.94%    63.17%
                           =====     ==============   ======         =====      ===       ========       =====     =====     =====

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
(MERRILL LYNCH LOGO)      TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ADJUSTMENT TYPE

                                         AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                          NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE        BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
ADJUSTMENT TYPE             LOANS       OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
---------------             -----       -----------       ----       ------     -----     -----------     ---        ---       --
ARM                         4,242       $990,663,344     89.79%      6.659%      647       $233,537      83.31%    73.17%    68.91%
Fixed Rate                    688        112,608,826      10.21       7.007      655        163,676       80.54     41.55     12.59
                            -----     --------------    ------       -----       ---       --------      -----     -----     -----
TOTAL:                      4,930     $1,103,272,171    100.00%      6.694%      647       $223,787      83.03%    69.94%    63.17%
                            =====     ==============    ======       =====       ===       ========      =====     =====     =====




AMORTIZATION TYPE

                                          AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                          NUMBER OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE         BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
AMORTIZATION TYPE           LOANS        OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------           -----        -----------      ----       ------     -----     -----------     ---        ---       --
Fully Amortizing           2,296        $406,383,138     36.83%      7.004%      633       $176,996      84.00%    37.24%     0.00%
60 Month Interest-Only     2,634         696,889,033      63.17       6.514      656        264,574       82.46     89.01    100.00
                           -----      --------------    ------       -----       ---       --------      -----     -----     -----
TOTAL:                     4,930      $1,103,272,171    100.00%      6.694%      647       $223,787      83.03%    69.94%    63.17%
                           =====      ==============    ======       =====       ===       ========      =====     =====     =====

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                         AGGREGATE                            WEIGHTED     AVERAGE    WEIGHTED
                         NUMBER OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE        BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL   FULL    PERCENT
GEOGRAPHIC LOCATION        LOANS        OUTSTANDING       POOL      COUPON     SCORE     OUTSTANDING    LTV       DOC       IO
--------------------     ----------    --------------  ----------  ---------  --------   -----------  --------  -------  --------
Alabama                          49        $5,723,104       0.52%     7.121%    623         $116,798    86.54%   89.28%    55.88%
Arizona                          83        15,865,707        1.44      6.812    644          191,153     83.06    76.17     57.63
Arkansas                          9           794,280        0.07      6.865    635           88,253     87.50    90.68     72.09
California                     1282       459,332,363       41.63      6.328    658          358,294     80.79    77.83     81.49
Colorado                         89        19,169,785        1.74      6.666    640          215,391     82.98    88.46     86.31
Connecticut                      20         4,599,227        0.42      7.092    641          229,961     81.48    73.68     60.42
District of Columbia              5         1,943,783        0.18      7.286    614          388,757     83.08   100.00     52.45
Florida                         373        70,620,104        6.40      7.030    646          189,330     84.53    73.32     66.07
Georgia                         143        23,388,459        2.12      6.931    645          163,556     85.07    82.73     67.20
Idaho                             8         1,085,902        0.10      6.405    638          135,738     81.07    80.79     80.79
Illinois                        335        64,619,407        5.86      7.050    641          192,894     85.96    36.29     28.89
Indiana                          77         9,752,395        0.88      7.312    625          126,654     89.50    60.06     26.19
Iowa                             19         1,525,996        0.14      7.773    605           80,316     86.28    77.68     17.01
Kansas                           18         2,188,821        0.20      7.551    644          121,601     92.36    63.37      9.72
Kentucky                         43         5,119,172        0.46      7.151    625          119,051     85.36    56.99     51.56
Louisiana                        13         1,350,887        0.12      7.316    640          103,914     88.21    87.51      9.72
Maine                             7         1,033,207        0.09      7.667    608          147,601     76.46    65.28     15.80
Maryland                        102        24,822,256        2.25      6.756    648          243,355     81.30    80.04     76.36
Massachusetts                    62        16,838,059        1.53      6.862    648          271,582     81.71    66.97     65.69
Michigan                        318        48,294,072        4.38      6.984    633          151,868     88.54    42.17     29.90
Minnesota                       180        32,917,960        2.98      6.800    638          182,878     85.08    70.53     56.84
Missouri                         88        11,195,695        1.01      7.489    627          127,224     89.26    59.75     31.64
Nebraska                          9           957,729        0.09      7.387    636          106,414     89.53    74.24     45.25
Nevada                           91        23,348,117        2.12      6.766    641          256,573     80.09    78.98     79.17
New Hampshire                     9         1,923,911        0.17      7.077    611          213,768     89.30    55.72     34.20
New Jersey                       80        20,854,256        1.89      6.882    633          260,678     83.07    48.22     32.40
New Mexico                       20         3,696,066        0.34      7.176    617          184,803     83.58    63.99     29.09
New York                        110        33,878,952        3.07      6.812    648          307,990     84.73    49.22     37.31
North Carolina                  123        18,334,822        1.66      6.988    644          149,064     85.40    87.04     70.77
Ohio                            233        29,713,502        2.69      7.075    636          127,526     87.70    59.70     38.04
Oklahoma                         23         3,635,986        0.33      6.969    664          158,086     85.07    77.09     33.14
Oregon                          103        17,430,877        1.58      6.739    644          169,232     82.59    84.80     76.59
Pennsylvania                     73         9,436,205        0.86      7.157    630          129,263     86.56    46.45     14.86
Rhode Island                     13         3,006,895        0.27      6.975    629          231,300     80.79    81.89     68.37
South Carolina                   47         6,475,435        0.59      7.207    640          137,775     88.38    86.33     77.15
South Dakota                      1           136,817        0.01      8.500    639          136,817    100.00   100.00      0.00
Tennessee                        97        12,954,395        1.17      6.974    633          133,550     83.03    90.21     56.51
Texas                           272        38,782,077        3.52      7.120    636          142,581     80.78    52.60     16.58
Utah                             66        10,693,408        0.97      6.951    636          162,021     85.21    80.28     74.66
Vermont                           4           855,856        0.08      5.428    647          213,964     69.85   100.00     17.29
Virginia                         54        13,995,399        1.27      6.676    647          259,174     83.74    68.18     59.43
Washington                      111        22,354,181        2.03      6.644    646          201,389     83.10    69.00     66.47
West Virginia                     6           549,405        0.05      8.262    647           91,567     87.73    62.71     27.83
Wisconsin                        60         7,863,240        0.71      7.163    639          131,054     87.37    46.46     26.44
Wyoming                           2           213,998        0.02      6.899    580          106,999     83.00   100.00     40.07
                              -----    --------------     ------      -----     ---         --------    -----    -----     -----
TOTAL:                        4,930    $1,103,272,171     100.00%     6.694%    647         $223,787    83.03%   69.94%    63.17%
                              =====    ==============     ======      =====     ===         ========    =====    =====     =====



No more than approximately 0.71% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                                        AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
RANGE OF ORIGINAL         MORTGAGE       BALANCE        MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL    PERCENT
LOAN-TO-VALUE RATIOS       LOANS       OUTSTANDING        POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
--------------------     ----------    --------------  ----------  ---------  --------  -----------   --------  -------  --------
10.01% to 20.00%                  3          $292,851       0.03%     6.642%    653        $97,617    18.74%    100.00%    40.29%
20.01% to 30.00%                  8           980,157        0.09      6.546    608        122,520     24.48      51.08     28.56
30.01% to 40.00%                 31         4,454,977        0.40      6.343    654        143,709     35.19      35.51     33.83
40.01% to 50.00%                 49         7,138,973        0.65      6.657    613        145,693     46.14      60.56     24.84
50.01% to 60.00%                 81        15,491,642        1.40      6.673    607        191,255     56.36      54.25     28.08
60.01% to 70.00%                219        50,680,727        4.59      6.474    623        231,419     66.85      56.84     46.18
70.01% to 75.00%                223        56,616,946        5.13      6.644    628        253,888     73.84      64.03     47.37
75.01% to 80.00%               2014       507,049,346       45.96      6.227    660        251,762     79.80      88.68     82.61
80.01% to 85.00%                470        94,664,354        8.58      7.014    610        201,414     84.20      64.11     48.72
85.01% to 90.00%                828       179,561,018       16.28      7.122    635        216,861     89.54      54.35     54.69
90.01% to 95.00%                476        93,133,836        8.44      7.256    655        195,659     94.64      44.56     35.00
95.01% to 100.00%               528        93,207,344        8.45      7.703    668        176,529     99.99      45.14     45.95
                              -----    --------------     ------      -----     ---       --------    -----       -----     -----
TOTAL:                        4,930    $1,103,272,171     100.00%     6.694%    647       $223,787    83.03%     69.94%    63.17%
                              =====    ==============     ======      =====     ===       ========    =====       =====     =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.54% to 100.00% and the weighted average Original Loan-to-Value Ratio was approximately 83.03%.



LOAN PURPOSE

                                          AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                          NUMBER OF       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE        BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL    PERCENT
LOAN PURPOSE                LOANS        OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
---------------------    ----------    --------------  ----------  ---------  --------  -----------   --------  -------  --------
Purchase                      2,433      $584,467,528      52.98%     6.527%    664       $240,225    84.08%    85.68%     83.74%
Refinance - Cashout           2,232       473,101,797       42.88      6.874    629        211,963     81.81     51.64      40.01
Refinance - Rate Term           265        45,702,846        4.14      6.977    627        172,464     82.22     58.08      39.76
                              -----    --------------     ------      -----     ---       --------    -----     -----       -----
TOTAL:                        4,930    $1,103,272,171     100.00%     6.694%    647       $223,787    83.03%    69.94%     63.17%
                              =====    ==============     ======      =====     ===       ========    =====     =====       =====



PROPERTY TYPE

                                         AGGREGATE                            WEIGHTED     AVERAGE    WEIGHTED
                           NUMBER OF     PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE    PERCENT
                            MORTGAGE      BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL     PERCENT
PROPERTY TYPE                LOANS      OUTSTANDING       POOL      COUPON     SCORE     OUTSTANDING    LTV        DOC        IO
------------------------   ---------    -------------  ----------  ---------  --------   -----------  --------   -------   --------
Single Family Residence       3,609      $758,530,750      68.75%     6.750%    643         $210,178    83.11%    66.93%     57.56%
Planned Unit Development        799       217,871,582       19.75      6.532    657          272,680     82.67     80.65      76.89
Condominium                     366        83,092,386        7.53      6.615    661          227,028     83.00     75.14      80.62
Two-to-Four Family              156        43,777,452        3.97      6.692    661          280,625     83.47     58.91      58.88
                              -----    --------------     ------      -----     ---         --------    -----     -----      -----
TOTAL:                        4,930    $1,103,272,171     100.00%     6.694%    647         $223,787    83.03%    69.94%     63.17%
                              =====    ==============     ======      =====     ===         ========    =====     =====      =====

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------


DOCUMENTATION

                                         AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                         NUMBER OF       PRINCIPAL      PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                          MORTGAGE        BALANCE        MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL    PERCENT
DOCUMENTATION              LOANS        OUTSTANDING        POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
----------------------   ----------    --------------  ----------  ---------  --------   -----------   --------  -------  --------
Full Documentation            3,379      $771,645,362      69.94%     6.611%     645        $228,365    82.00%   100.00%    80.39%
No Income Verification        1,243       234,918,121       21.29      6.838     640         188,993     83.43      0.00      0.00
Stated Plus                     271        88,291,083        8.00      7.021     687         325,797     90.93      0.00     80.69
Limited Income
  Verification                   37         8,417,606        0.76      6.924     638         227,503     83.63      0.00     63.28
                              -----    --------------     ------      -----      ---        --------    -----     -----     -----
TOTAL:                        4,930    $1,103,272,171     100.00%     6.694%     647        $223,787    83.03%    69.94%    63.17%
                              =====    ==============     ======      =====      ===        ========    =====     =====     =====


OCCUPANCY

                                        AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                         NUMBER OF      PRINCIPAL      PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                          MORTGAGE       BALANCE        MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL    PERCENT
OCCUPANCY                  LOANS       OUTSTANDING        POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
--------------------     ----------    --------------  ----------  ---------  --------  ------------  --------  -------  --------
Primary                       4,750    $1,072,648,547      97.22%     6.684%    646         $225,821    82.95%   69.31%    62.67%
Investment                      142        23,455,587        2.13      7.070    686          165,180     84.54    95.21     89.52
Second Home                      38         7,168,036        0.65      7.075    686          188,633     89.21    81.73     51.43
                              -----    --------------     ------      -----     ---         --------    -----    -----     -----
TOTAL:                        4,930    $1,103,272,171     100.00%     6.694%    647         $223,787    83.03%   69.94%    63.17%
                              =====    ==============     ======      =====     ===         ========    =====    =====     =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


MORTGAGE LOAN AGE SUMMARY

                                         AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                         NUMBER OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
MORTGAGE LOAN             MORTGAGE        BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL    PERCENT
AGE (MONTHS)               LOANS        OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
--------------------     ----------    --------------  ----------  ---------  --------  ------------  --------  -------  --------
 0                                8        $1,406,750       0.13%     6.330%    673         $175,844    81.29%   70.58%    47.25%
 1                            4,463     1,005,868,314       91.17      6.680    648          225,379     82.89    69.75     63.19
 2                              397        80,829,872        7.33      6.895    645          203,602     85.63    70.08     64.72
 3                               10         3,232,537        0.29      6.761    637          323,254     72.03    59.87     46.77
 4                               21         4,667,204        0.42      7.040    636          222,248     79.05    83.01     65.91
 5                               17         4,769,389        0.43      6.216    666          280,552     79.53    95.61     54.33
 6                                4           773,150        0.07      6.874    622          193,287     90.57    76.23     72.28
 7                                2           289,932        0.03      6.134    641          144,966     80.00   100.00      0.00
 8                                4         1,124,980        0.10      5.923    698          281,245     80.00    92.21     50.49
 9                                3           227,049        0.02      7.879    576           75,683     78.43     8.55      0.00
10                                1            82,994        0.01      6.990    655           82,994     90.00   100.00      0.00
                              -----    --------------     ------      -----     ---         --------    -----    -----     -----
TOTAL:                        4,930    $1,103,272,171     100.00%     6.694%    647         $223,787    83.03%   69.94%    63.17%
                              =====    ==============     ======      =====     ===         ========    =====    =====     =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL PREPAYMENT PENALTY TERM

                                         AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                         NUMBER OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
ORIGINAL PREPAYMENT       MORTGAGE        BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL    PERCENT
PENALTY TERM               LOANS        OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
--------------------     ----------    --------------  ----------  ---------  --------  ------------  --------  -------  --------
None                            999      $208,341,110      18.88%     6.969%    647         $208,550    83.75%   59.08%    48.20%
12 Months                       241        73,905,942        6.70      6.901    652          306,664     82.24    67.48     73.23
24 Months                      2244       514,662,975       46.65      6.652    644          229,351     83.26    75.03     69.65
36 Months                      1446       306,362,144       27.77      6.529    652          211,869     82.33    69.37     60.03
                              -----    --------------     ------      -----     ---         --------    -----    -----     -----
TOTAL:                        4,930    $1,103,272,171     100.00%     6.694%    647         $223,787    83.03%   69.94%    63.17%
                              =====    ==============     ======      =====     ===         ========    =====    =====     =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.


CREDIT SCORES

                                         AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                         NUMBER OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
RANGE OF                  MORTGAGE        BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL    PERCENT
CREDIT SCORES              LOANS        OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
--------------------     ----------    --------------  ----------  ---------  --------  ------------  --------  -------  --------
540 to 550                      191       $28,256,770       2.56%     7.711%    544         $147,941    76.47%   83.57%    37.12%
551 to 575                      627       103,727,280        9.40      7.457    565          165,434     78.75    78.65     41.71
576 to 600                      416        81,326,136        7.37      7.224    588          195,496     82.25    65.41     47.94
601 to 625                      881       174,015,228       15.77      6.926    613          197,520     84.15    73.93     61.75
626 to 650                      937       212,536,138       19.26      6.699    639          226,826     84.29    67.70     64.54
651 to 675                      740       179,358,257       16.26      6.517    662          242,376     83.84    66.02     69.28
676 to 700                      493       138,319,883       12.54      6.273    687          280,568     83.26    69.55     72.09
701 to 725                      317        94,733,010        8.59      6.158    712          298,842     83.10    67.58     69.87
726 to 750                      157        38,608,780        3.50      6.137    737          245,916     83.73    75.40     79.36
751 to 775                      117        36,338,209        3.29      6.117    762          310,583     83.79    61.32     74.51
776 to 800                       42        13,331,495        1.21      6.154    784          317,417     82.29    65.13     76.68
801 to 814                       12         2,720,984        0.25      6.169    810          226,749     82.51    73.19     52.76
                              -----    --------------     ------      -----     ---         --------    -----    -----     -----
TOTAL:                        4,930    $1,103,272,171     100.00%     6.694%    647         $223,787    83.03%   69.94%    63.17%
                              =====    ==============     ======      =====     ===         ========    =====    =====     =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 540 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 647.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

GROSS MARGINS

                                         AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                         NUMBER OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
RANGE OF                  MORTGAGE        BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL    PERCENT
GROSS MARGINS              LOANS        OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC       IO
--------------------     ----------    --------------  ----------  ---------  --------  -----------   -------- - ------  --------
2.501% to 3.000%                  1           $89,477       0.01%     5.500%    763         $89,477    40.00%  100.00%     0.00%
3.001% to 3.500%                  1           960,000        0.10      5.375    694         960,000     80.00   100.00    100.00
3.501% to 4.000%                  9         3,053,419        0.31      5.680    696         339,269     79.50    97.00     54.47
4.001% to 4.500%                  5         1,597,139        0.16      5.958    646         319,428     73.15    34.56     34.56
4.501% to 5.000%                626       186,139,016       18.79      5.804    662         297,347     78.35    91.83     90.91
5.001% to 5.500%               1137       309,847,303       31.28      6.300    649         272,513     79.49    82.84     82.63
5.501% to 6.000%               1121       249,839,832       25.22      6.885    639         222,872     84.59    66.01     62.84
6.001% to 6.500%                811       154,949,491       15.64      7.376    638         191,060     89.46    52.83     46.92
6.501% to 7.000%                402        67,053,533        6.77      7.864    635         166,800     92.91    53.16     29.94
7.001% to 7.500%                119        16,251,196        1.64      8.237    659         136,565     96.52    60.13     27.80
7.501% to 8.000%                 10           882,938        0.09      8.831    659          88,294     96.87    57.06      0.00
                              -----      ------------     ------      -----     ---        --------    -----    -----     -----
TOTAL:                        4,242      $990,663,344     100.00%     6.659%    647        $233,537    83.31%   73.17%    68.91%
                              =====      ============     ======      =====     ===        ========    =====    =====     =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.875% per annum to 7.875% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.669% per annum.


MAXIMUM MORTGAGE RATES

                                         AGGREGATE                            WEIGHTED     AVERAGE    WEIGHTED
                         NUMBER OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE   PERCENT
RANGE OF MAXIMUM          MORTGAGE        BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL   FULL    PERCENT
MORTGAGE RATES             LOANS        OUTSTANDING       POOL      COUPON     SCORE     OUTSTANDING    LTV       DOC       IO
--------------------     ----------    --------------  ----------  ---------  --------   -----------  --------  -------  --------
11.000% or less                  39       $14,484,511       1.46%     4.916%    724         $371,398    77.64%   85.07%    75.80%
11.001% to 11.500%              205        66,877,167        6.75      5.387    700          326,230     78.48    88.21     88.75
11.501% to 12.000%              644       200,463,191       20.24      5.842    674          311,278     78.89    83.50     82.55
12.001% to 12.500%              784       207,457,184       20.94      6.323    651          264,614     80.76    75.49     75.89
12.501% to 13.000%              883       193,554,082       19.54      6.813    635          219,201     83.35    66.11     63.80
13.001% to 13.500%              735       151,564,012       15.30      7.319    629          206,210     87.77    64.00     61.22
13.501% to 14.000%              575       100,810,397       10.18      7.792    613          175,322     90.05    62.10     45.80
14.001% to 14.500%              253        39,074,980        3.94      8.301    601          154,447     91.07    76.45     49.30
14.501% to 15.000%              100        13,624,299        1.38      8.721    594          136,243     92.20    78.61     46.55
15.001% to 15.500%               23         2,678,603        0.27      9.280    606          116,461     95.36    49.73     52.73
15.501% to 16.000%                1            74,918        0.01      9.750    608           74,918    100.00   100.00      0.00
                              -----      ------------     ------      -----     ---         --------    -----    -----     -----
TOTAL:                        4,242      $990,663,344     100.00%     6.659%    647         $233,537    83.31%   73.17%    68.91%
                              =====      ============     ======      =====     ===         ========    =====    =====     =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.500% per annum to 15.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.659% per annum.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
(MERRILL LYNCH LOGO)     TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE

                                         AGGREGATE                            WEIGHTED     AVERAGE    WEIGHTED
                         NUMBER OF       PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE   PERCENT
NEXT  RATE                MORTGAGE        BALANCE       MORTGAGE     AVERAGE   CREDIT      BALANCE    ORIGINAL   FULL    PERCENT
ADJUSTMENT DATE            LOANS        OUTSTANDING       POOL       COUPON    SCORE     OUTSTANDING    LTV       DOC       IO
--------------------     ----------    --------------  ----------   --------  --------   -----------  --------  -------  --------
September 2005                    1          $244,000       0.02%     6.625%    570         $244,000    80.00%  100.00%   100.00%
October 2005                     22         6,102,660        0.62      6.367    629          277,394     78.93    90.54     90.54
April 2006                       10         2,785,490        0.28      6.965    652          278,549     89.45     4.94      0.00
August 2006                       1            55,603        0.01      7.375    613           55,603     74.67     0.00      0.00
September 2006                    1           121,600        0.01      5.375    718          121,600     80.00   100.00      0.00
October 2006                      2           289,932        0.03      6.134    641          144,966     80.00   100.00      0.00
November 2006                     2           558,850        0.06      7.162    619          279,425     92.75   100.00    100.00
December 2006                     3           746,303        0.08      6.877    591          248,768     85.63   100.00     86.54
January 2007                     14         3,514,114        0.35      7.034    639          251,008     77.71    80.14     69.09
February 2007                     7         2,702,465        0.27      6.904    624          386,066     70.70    55.22     50.77
March 2007                      262        56,775,462        5.73      6.910    639          216,700     86.09    70.09     69.05
April 2007                     2782       644,920,803       65.10      6.717    642          231,819     83.87    72.62     68.07
May 2007                          4           539,950        0.05      6.456    649          134,988     81.75    68.89     51.38
September 2007                    1           568,000        0.06      5.250    690          568,000     80.00   100.00    100.00
November 2007                     1           183,799        0.02      5.625    644          183,799     84.86     0.00      0.00
December 2007                     6         2,896,896        0.29      5.885    687          482,816     79.50   100.00     56.10
January 2008                      3           546,318        0.06      6.965    610          182,106     89.41   100.00     62.77
February 2008                     1           140,000        0.01      5.500    670          140,000     80.00   100.00    100.00
March 2008                       68        11,242,527        1.13      6.808    652          165,331     85.95    75.56     62.13
April 2008                      709       169,744,163       17.13      6.584    649          239,413     82.90    68.45     64.46
May 2008                          1           233,700        0.02      6.375    687          233,700     95.00   100.00      0.00
July 2009                         1            82,994        0.01      6.990    655           82,994     90.00   100.00      0.00
December 2009                     2           409,377        0.04      5.598    702          204,689     71.25   100.00     78.14
January 2010                      1           109,999        0.01      6.875    639          109,999     66.27   100.00    100.00
February 2010                     1            86,984        0.01      6.999    600           86,984     72.67     0.00      0.00
March 2010                       25         5,019,670        0.51      6.437    680          200,787     82.07    93.35     94.48
April 2010                      309        79,654,483        8.04      6.192    685          257,781     78.35    87.46     86.41
May 2010                          2           387,200        0.04      6.099    680          193,600     80.00   100.00    100.00
                              -----      ------------     ------      -----     ---         --------    -----    -----     -----
TOTAL:                        4,242      $990,663,344     100.00%     6.659%    647         $233,537    83.31%   73.17%    68.91%
                              =====      ============     ======      =====     ===         ========    =====    =====     =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
                        FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
[MERRILL LYNCH LOGO]    GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance                            $708,690,531
Aggregate Original Principal Balance                               $709,028,445
Number of Mortgage Loans                                                  4,172

                                            MINIMUM     MAXIMUM     AVERAGE(1)
                                            -------     -------     ----------
Original Principal Balance                  $20,000     $495,000     $169,949
Outstanding Principal Balance               $19,419     $495,000     $169,868

                                                                    WEIGHTED
                                            MINIMUM     MAXIMUM    AVERAGE(2)
                                            -------     -------    -----------
Original Term (mos)                            180          360          358
Stated remaining Term (mos)                    171          360          357
Loan Age (mos)                                   0           10            1
Current Interest Rate                        4.500%       9.999%       6.883%
Initial Interest Rate Cap(4)                 1.000%       3.000%       2.982%
Periodic Rate Cap(4)                         1.000%       1.000%       1.000%
Gross Margin(4)                              2.875%       7.875%       5.779%
Maximum Mortgage Rate(4)                    10.500%      15.750%      12.838%
Minimum Mortgage Rate(4)                     4.500%       9.750%       6.838%
Months to Roll(4)                                4           60           28
Original Loan-to-Value                       17.54%      100.00%       83.78%
Credit Score(3)                                540          814          638

                                                        EARLIEST      LATEST
                                                        --------      ------
Maturity Date                                          08/01/2019   05/01/2035

LIEN POSITION               PERCENT OF MORTGAGE POOL
-------------               ------------------------
1st Lien                                      100.00%

OCCUPANCY                   PERCENT OF MORTGAGE POOL
---------                   ------------------------
Primary                                        96.22%
Second Home                                     0.76%
Investment                                      3.02%

LOAN TYPE                   PERCENT OF MORTGAGE POOL
---------                   ------------------------
Fixed Rate                                     11.93%
ARM                                            88.07%

AMORTIZATION TYPE           PERCENT OF MORTGAGE POOL
-----------------           ------------------------
Fully Amortizing                               43.63%
Interest Only                                  56.37%

YEAR OF ORIGINATION         PERCENT OF MORTGAGE POOL
-------------------         ------------------------
2004                                            1.13%
2005                                           98.87%

LOAN PURPOSE                PERCENT OF MORTGAGE POOL
------------                ------------------------
Purchase                                       47.60%
Refinance - Rate/Term                           5.28%
Refinance - Cashout                            47.12%

PROPERTY TYPE               PERCENT OF MORTGAGE POOL
-------------               ------------------------
Single Family                                  70.78%
Planned Unit Development                       15.96%
Condominium                                     8.27%
Two- to Four-Family                             4.99%

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.
(4) ARM Loans only

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
                        FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
[MERRILL LYNCH LOGO]    GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                                   AGGREGATE                             WEIGHTED    AVERAGE      WEIGHTED
                     NUMBER OF     PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE      PERCENT
RANGE OF             MORTGAGE       BALANCE      MORTGAGE     AVERAGE     CREDIT     BALANCE      ORIGINAL      FULL        PERCENT
MORTGAGE RATES        LOANS       OUTSTANDING      POOL       COUPON       SCORE   OUTSTANDING      LTV          DOC          IO
--------------        -----       -----------      ----       ------       -----   -----------      ---          ---          --
5.000% or less             21    $  4,134,094      0.58%      4.849%         703     $196,862      73.29%       47.67%       60.44%
5.001% to 5.500%          141      30,261,207       4.27       5.371         698      214,618       78.32        85.26        85.83
5.501% to 6.000%          478     100,913,229      14.24       5.856         670      211,116       78.71        78.15        79.82
6.001% to 6.500%          704     134,577,887      18.99       6.346         649      191,162       80.59        66.59        64.48
6.501% to 7.000%          895     154,496,025      21.80       6.819         634      172,621       82.79        62.26        53.31
7.001% to 7.500%          773     127,027,345      17.92       7.324         625      164,330       87.00        61.18        49.36
7.501% to 8.000%          651      97,546,207      13.76       7.797         615      149,841       88.89        60.11        37.90
8.001% to 8.500%          332      41,338,269       5.83       8.295         600      124,513       89.75        74.51        37.55
8.501% to 9.000%          137      14,916,341       2.10       8.735         592      108,878       91.61        80.88        34.06
9.001% to 9.500%           35       3,108,493       0.44       9.284         600       88,814       93.47        62.69        32.73
9.501% to 10.000%           5         371,433       0.05       9.838         583       74,287       87.47        73.56         0.00
TOTAL:                  4,172    $708,690,531    100.00%      6.883%         638     $169,868      83.78%       66.87%       56.37%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 9.999% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.883% per annum.

REMAINING MONTHS TO STATED MATURITY

                                    AGGREGATE                           WEIGHTED    AVERAGE        WEIGHTED
RANGE OF              NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL       AVERAGE    PERCENT
REMAINING MONTHS      MORTGAGE       BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE        ORIGINAL    FULL      PERCENT
TO STATED MATURITY     LOANS       OUTSTANDING      POOL       COUPON     SCORE   OUTSTANDING        LTV        DOC        IO
------------------     -----       -----------      ----       ------     -----   -----------        ---        ---        --
169 to 180                 65     $  6,254,917      0.88%     6.989%        639     $ 96,229       76.01%     26.08%      6.70%
229 to 240                  2          265,985       0.04      6.939        652      132,992        85.64       0.00       0.00
349 to 360              4,105      702,169,629      99.08      6.882        638      171,052        83.85      67.26      56.83
TOTAL:                  4,172     $708,690,531    100.00%     6.883%        638     $169,868       83.78%     66.87%     56.37%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 171 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 357 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
                        FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
[MERRILL LYNCH LOGO]    GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                       AGGREGATE                             WEIGHTED    AVERAGE      WEIGHTED
RANGE OF                 NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
ORIGINAL MORTGAGE LOAN    MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE      ORIGINAL    FULL     PERCENT
PRINCIPAL BALANCES         LOANS      OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC        IO
------------------         -----      -----------       ----       ------     -----    -----------      ---       ---        --
$50,000 or less                114   $  4,705,385       0.66%     8.023%         601    $  41,275      80.62%    78.15%     9.40%
$50,001 to $100,000            807     63,248,742        8.92      7.445         621       78,375       83.72     71.82     30.82
$100,001 to $150,000         1,103    139,232,522       19.65      7.059         632      126,231       84.06     66.01     47.29
$150,001 to $200,000           833    145,484,258       20.53      6.886         636      174,651       83.83     63.62     52.66
$200,001 to $250,000           539    120,675,155       17.03      6.792         636      223,887       83.62     66.07     59.76
$250,001 to $300,000           411    112,488,568       15.87      6.682         644      273,695       83.42     67.93     69.41
$300,001 to $350,000           288     93,302,853       13.17      6.610         649      323,968       83.61     71.86     72.58
$350,001 to $400,000            55     19,937,202        2.81      6.578         660      362,495       84.39     63.56     65.24
$400,001 to $450,000            15      6,350,726        0.90      6.789         657      423,382       86.91     39.99     67.09
$450,001 to $500,000             7      3,265,120        0.46      6.700         704      466,446       88.45     58.16     58.17
TOTAL:                       4,172   $708,690,531     100.00%     6.883%         638     $169,868      83.78%    66.87%    56.37%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $19,419 to approximately $495,000 and the average outstanding principal balance of the Mortgage Loans was approximately $169,868.

PRODUCT TYPES

                                     AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF     PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                       MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL     PERCENT
PRODUCT TYPES            LOANS      OUTSTANDING       POOL        COUPON     SCORE     OUTSTANDING     LTV        DOC        IO
-------------            -----      -----------       ----        ------     -----     -----------     ---        ---        --
15 Year Fixed Loans         65     $  6,254,917       0.88%       6.989%       639       $ 96,229      76.01%    26.08%      6.70%
20 Year Fixed Loans          2          265,985        0.04        6.939       652        132,992       85.64      0.00       0.00
30 Year Fixed Loans        568       78,015,273       11.01        7.231       644        137,351       81.70     37.03      12.58
6 Month LIBOR ARM           20        4,611,160        0.65        6.455       619        230,558       79.84     87.48      87.48
1/29 LIBOR ARM               7        1,361,079        0.19        7.236       654        194,440       85.58     10.11       0.00
2/28 LIBOR ARM           2,575      451,621,819       63.73        6.904       632        175,387       84.72     70.24      60.15
3/27 LIBOR ARM             658      114,643,573       16.18        6.821       637        174,230       84.24     67.14      60.32
5/25 LIBOR ARM             277       51,916,726        7.33        6.328       677        187,425       78.94     86.70      85.49
TOTAL:                   4,172     $708,690,531     100.00%       6.883%       638      $ 169,868      83.78%    66.87%     56.37%

ADJUSTMENT TYPE

                                 AGGREGATE                            WEIGHTED     AVERAGE        WEIGHTED
                   NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL       AVERAGE    PERCENT
                   MORTGAGE       BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE        ORIGINAL     FULL     PERCENT
ADJUSTMENT TYPE      LOANS      OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING        LTV        DOC        IO
---------------      -----      -----------      ----      ------      -----     -----------        ---       ---         --
ARM                    3,537   $624,154,356     88.07%     6.838%        637       $176,464       84.12%     71.03%     62.36%
Fixed Rate               635     84,536,174      11.93      7.212        644        133,128        81.29      36.11      12.10
TOTAL:                 4,172   $708,690,531    100.00%     6.883%        638       $169,868       83.78%     66.87%     56.37%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
                        FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
[MERRILL LYNCH LOGO]    GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

AMORTIZATION TYPE

                                       AGGREGATE                              WEIGHTED   AVERAGE     WEIGHTED
                         NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                         MORTGAGE       BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL      PERCENT
AMORTIZATION TYPE         LOANS       OUTSTANDING       POOL       COUPON      SCORE   OUTSTANDING     LTV       DOC         IO
-----------------         -----       -----------       ----       ------      -----   -----------     ---       ---         --
Fully Amortizing           2,109     $309,233,042      43.63%      7.164%        626     $146,625    84.93%     34.70%      0.00%
60 Month Interest-Only     2,063      399,457,489       56.37       6.665        647      193,629     82.89      91.77     100.00
TOTAL:                     4,172     $708,690,531     100.00%      6.883%        638     $169,868    83.78%     66.87%     56.37%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
                             FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
(MERRILL LYNCH LOGO)         GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                        AGGREGATE                           WEIGHTED      AVERAGE     WEIGHTED
                        NUMBER OF       PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE        BALANCE     MORTGAGE     AVERAGE    CREDIT       BALANCE     ORIGINAL     FULL      PERCENT
GEOGRAPHIC LOCATION       LOANS        OUTSTANDING     POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC         IO
-------------------       -----        -----------     ----       ------      -----     -----------      ---        ---         --
Alabama                       46        $4,375,271     0.62%      7.351%       616        $95,115       86.62%    95.66%      51.98%
Arizona                       76        11,835,730      1.67       6.989       632        155,733        83.57     72.01       53.11
Arkansas                       9           794,280      0.11       6.865       635         88,253        87.50     90.68       72.09
California                   757       187,896,315     26.51       6.440       644        248,212        79.55     78.44       79.34
Colorado                      81        14,933,047      2.11       6.757       633        184,359        84.21     85.18       87.51
Connecticut                   17         3,099,175      0.44       7.021       643        182,304        80.42     60.94       53.20
District of Columbia           3           604,327      0.09       7.505       621        201,442        88.83    100.00       59.49
Florida                      346        56,383,271      7.96       7.133       637        162,957        84.73     72.98       62.81
Georgia                      139        21,312,991      3.01       6.991       641        153,331        86.14     81.05       66.58
Idaho                          8         1,085,902      0.15       6.405       638        135,738        81.07     80.79       80.79
Illinois                     313        52,603,491      7.42       7.090       640        168,062        86.68     34.17       24.91
Indiana                       75         8,874,495      1.25       7.390       623        118,327        89.98     56.11       18.89
Iowa                          19         1,525,996      0.22       7.773       605         80,316        86.28     77.68       17.01
Kansas                        18         2,188,821      0.31       7.551       644        121,601        92.36     63.37        9.72
Kentucky                      42         4,755,172      0.67       7.143       629        113,218        85.77     53.70       47.85
Louisiana                     13         1,350,887      0.19       7.316       640        103,914        88.21     87.51        9.72
Maine                          7         1,033,207      0.15       7.667       608        147,601        76.46     65.28       15.80
Maryland                      88        18,239,494      2.57       6.879       641        207,267        82.02     77.50       75.13
Massachusetts                 55        13,331,783      1.88       6.815       652        242,396        80.78     65.24       68.16
Michigan                     308        43,356,170      6.12       7.012       631        140,767        88.55     42.99       30.07
Minnesota                    175        30,304,268      4.28       6.843       635        173,167        85.10     70.63       54.43
Missouri                      87        10,723,695      1.51       7.538       626        123,261        89.67     57.98       28.63
Nebraska                       9           957,729      0.14       7.387       636        106,414        89.53     74.24       45.25
Nevada                        80        17,091,767      2.41       6.908       632        213,647        79.88     76.73       71.55
New Hampshire                  8         1,516,598      0.21       7.131       604        189,575        87.80     70.69       43.39
New Jersey                    70        15,707,383      2.22       7.007       632        224,391        84.44     40.03       31.35
New Mexico                    18         2,463,601      0.35       7.208       621        136,867        85.56     45.98       43.64
New York                      79        17,586,613      2.48       6.926       634        222,615        86.11     41.14       36.67
North Carolina               115        13,585,808      1.92       7.155       640        118,137        86.90     86.72       64.32
Ohio                         230        28,342,772      4.00       7.085       632        123,229        87.97     57.75       37.11
Oklahoma                      21         2,284,800      0.32       7.471       642        108,800        88.07     63.54       27.71
Oregon                       100        15,840,327      2.24       6.730       645        158,403        82.78     83.27       74.23
Pennsylvania                  70         7,934,926      1.12       7.284       617        113,356        86.00     55.24       17.67
Rhode Island                  12         2,480,995      0.35       6.997       628        206,750        82.75     78.05       61.67
South Carolina                45         5,425,235      0.77       7.342       635        120,561        89.25     83.69       72.72
South Dakota                   1           136,817      0.02       8.500       639        136,817       100.00    100.00        0.00
Tennessee                     93        10,124,870      1.43       7.178       626        108,870        85.85     87.48       60.15
Texas                        259        31,351,072      4.42       7.253       633        121,047        81.68     51.59       17.11
Utah                          63         9,332,688      1.32       6.964       639        148,138        85.54     81.74       75.34
Vermont                        3           281,596      0.04       7.065       574         93,865        71.86    100.00       52.56
Virginia                      42         8,347,912      1.18       6.769       637        198,760        84.40     69.70       55.03
Washington                   104        18,662,587      2.63       6.717       645        179,448        83.78     70.76       67.73
West Virginia                  6           549,405      0.08       8.262       647         91,567        87.73     62.71       27.83
Wisconsin                     60         7,863,240      1.11       7.163       639        131,054        87.37     46.46       26.44
Wyoming                        2           213,998      0.03       6.899       580        106,999        83.00    100.00       40.07
TOTAL:                     4,172      $708,690,531   100.00%      6.883%       638       $169,868       83.78%    66.87%      56.37%

No more than approximately 0.41% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
                             FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
(MERRILL LYNCH LOGO)         GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                                       AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED
                        NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE     PERCENT
RANGE OF ORIGINAL        MORTGAGE       BALANCE       MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL      FULL    PERCENT
LOAN-TO-VALUE RATIOS      LOANS       OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC       IO
--------------------      -----       -----------       ----       ------     -----     -----------     ---          ---       --
10.01% to 20.00%                3        $292,851        0.04%     6.642%        653       $97,617      18.74%    100.00%    40.29%
20.01% to 30.00%                8         980,157         0.14      6.546        608       122,520       24.48      51.08     28.56
30.01% to 40.00%               29       3,706,723         0.52      6.412        650       127,818       35.41      42.67     40.66
40.01% to 50.00%               47       6,007,538         0.85      6.722        597       127,820       45.86      62.61     29.52
50.01% to 60.00%               71      10,031,597         1.42      6.762        599       141,290       55.84      47.98     22.40
60.01% to 70.00%              187      30,814,545         4.35      6.702        600       164,784       67.07      54.31     38.28
70.01% to 75.00%              178      30,726,799         4.34      6.865        607       172,622       73.66      53.40     35.10
75.01% to 80.00%             1592     280,019,194        39.51      6.380        649       175,891       79.81      86.90     81.93
80.01% to 85.00%              425      73,986,367        10.44      7.120        604       174,086       84.26      62.43     41.12
85.01% to 90.00%              721     129,156,102        18.22      7.201        631       179,135       89.56      53.55     47.40
90.01% to 95.00%              434      74,267,933        10.48      7.286        654       171,124       94.67      46.53     31.10
95.01% to 100.00%             477      68,700,725         9.69      7.792        661       144,027       99.98      53.17     38.99
TOTAL:                      4,172    $708,690,531      100.00%     6.883%        638      $169,868      83.78%     66.87%    56.37%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.54% to 100.00% and the weighted average Original Loan-to-Value Ratio was approximately 83.78%.

LOAN PURPOSE

                                      AGGREGATE                           WEIGHTED     AVERAGE      WEIGHTED
                        NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL      AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE      ORIGINAL    FULL      PERCENT
LOAN PURPOSE              LOANS      OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING       LTV       DOC        IO
------------              -----      -----------      ----      ------      -----    -----------       ---       ---        --
Purchase                  1,967     $337,342,196     47.60%      6.723%     656        $171,501      85.08%     87.06%     81.24%
Refinance - Cashout       1,955      333,935,051      47.12       7.022     621         170,811       82.50      47.54      33.44
Refinance - Rate Term       250       37,413,284       5.28       7.073     625         149,653       83.56      57.36      36.71
TOTAL:                    4,172     $708,690,531    100.00%      6.883%     638        $169,868      83.78%     66.87%     56.37%

PROPERTY TYPE

                                        AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                          NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                           MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL      PERCENT
PROPERTY TYPE               LOANS      OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-------------               -----      -----------      ----       ------      -----    -----------      ---       ---        --
Single Family Residence     3,110     $501,594,329     70.78%       6.938%      633        $161,284    83.81%     64.39%     50.60%
Planned Unit Development      604      113,074,267      15.96        6.779      644         187,209     83.67      77.85      71.28
Condominium                   316       58,642,948       8.27        6.688      657         185,579     83.51      72.88      75.18
Two-to-Four Family            142       35,378,987       4.99        6.749      658         249,148     84.15      56.97      59.32
TOTAL:                      4,172     $708,690,531    100.00%       6.883%      638        $169,868    83.78%     66.87%     56.37%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
                             FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
(MERRILL LYNCH LOGO)         GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DOCUMENTATION

                                            AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                              NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                               MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL     PERCENT
DOCUMENTATION                   LOANS      OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING     LTV       DOC        IO
-------------                   -----      -----------      ----       ------      -----   -----------     ---       ---        --
Full Documentation              2,820     $473,880,194     66.87%      6.842%        634     $168,043    82.97%    100.00%    77.36%
No Income Verification          1,146      189,703,610      26.77       6.916        638      165,535     84.14       0.00      0.00
Stated Plus                       177       40,055,349       5.65       7.149        685      226,301     91.82       0.00     75.00
Limited Income Verification        29        5,051,378       0.71       7.349        615      174,185     82.64       0.00     56.26
TOTAL:                          4,172     $708,690,531    100.00%      6.883%        638     $169,868    83.78%     66.87%    56.37%

OCCUPANCY

                              AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
                NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                 MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT       BALANCE     ORIGINAL      FULL       PERCENT
OCCUPANCY         LOANS      OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV         DOC         IO
---------         -----      -----------       ----       ------      -----     -----------      ---         ---         --
Primary            4,001     $681,910,213      96.22%     6.873%       636       $170,435       83.70%      65.86%      55.38%
Investment           137       21,380,779        3.02      7.094       684        156,064        84.66       94.74       90.95
Second Home           34        5,399,539        0.76      7.257       682        158,810        90.99       83.52       43.29
TOTAL:             4,172     $708,690,531     100.00%     6.883%       638       $169,868       83.78%      66.87%      56.37%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                 AGGREGATE                               WEIGHTED      AVERAGE     WEIGHTED
                  NUMBER OF      PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE    PERCENT
MORTGAGE LOAN      MORTGAGE       BALANCE       MORTGAGE      AVERAGE     CREDIT       BALANCE     ORIGINAL      FULL      PERCENT
AGE (MONTHS)        LOANS       OUTSTANDING       POOL        COUPON       SCORE     OUTSTANDING      LTV         DOC         IO
------------        -----       -----------       ----        ------       -----     -----------      ---         ---         --
0                       8        $1,406,750       0.20%        6.330%       673        $175,844      81.29%      70.58%     47.25%
1                   3,765       642,077,491       90.60         6.871       637         170,539       83.60       66.36      56.09
2                     346        56,149,402        7.92         7.016       641         162,282       86.29       70.65      60.98
3                       8         1,471,131        0.21         7.061       631         183,891       83.81       70.39      41.60
4                      18         3,181,884        0.45         7.147       623         176,771       80.14       75.07      62.03
5                      14         2,473,769        0.35         6.841       632         176,698       79.10       91.53      50.54
6                       4           773,150        0.11         6.874       622         193,287       90.57       76.23      72.28
7                       2           289,932        0.04         6.134       641         144,966       80.00      100.00       0.00
8                       3           556,980        0.08         6.609       706         185,660       80.00       84.27       0.00
9                       3           227,049        0.03         7.879       576          75,683       78.43        8.55       0.00
10                      1            82,994        0.01         6.990       655          82,994       90.00      100.00       0.00
TOTAL:              4,172      $708,690,531     100.00%        6.883%       638        $169,868      83.78%      66.87%     56.37%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
                             FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
(MERRILL LYNCH LOGO)         GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                        NUMBER OF     PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
ORIGINAL PREPAYMENT      MORTGAGE      BALANCE       MORTGAGE      AVERAGE    CREDIT      BALANCE     ORIGINAL      FULL    PERCENT
PENALTY TERM              LOANS      OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING      LTV         DOC      IO
------------              -----      -----------       ----        ------      -----    -----------      ---         ---      --
None                        869     $139,527,970      19.69%        7.095%      640       $160,562      84.18%     57.15%   43.54%
12 Months                   173       36,010,638        5.08         7.183      646        208,154       84.86      59.30    61.47
24 Months                  1880      327,771,391       46.25         6.843      634        174,346       83.84      72.80    62.37
36 Months                  1250      205,380,532       28.98         6.748      640        164,304       83.23      65.32    54.61
TOTAL:                    4,172     $708,690,531     100.00%        6.883%      638       $169,868      83.78%     66.87%   56.37%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

CREDIT SCORES

                                AGGREGATE                              WEIGHTED      AVERAGE      WEIGHTED
                 NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL      AVERAGE      PERCENT
RANGE OF          MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL        FULL     PERCENT
CREDIT SCORES      LOANS       OUTSTANDING       POOL       COUPON       SCORE     OUTSTANDING       LTV           DOC        IO
-------------      -----       -----------       ----       ------       -----     -----------       ---           ---        --
540 to 550            184       $25,229,823       3.56%      7.715%       544        $137,119       76.21%       83.18%     34.75%
551 to 575            592        88,563,685       12.50       7.466       565         149,601        78.67        79.07      37.40
576 to 600            370        59,735,974        8.43       7.262       587         161,449        82.31        60.90      40.66
601 to 625            785       126,131,904       17.80       7.036       613         160,678        85.38        70.21      57.89
626 to 650            790       136,602,812       19.28       6.833       639         172,915        85.55        64.40      60.88
651 to 675            607       110,805,869       15.64       6.612       662         182,547        84.62        61.14      61.64
676 to 700            372        71,271,099       10.06       6.449       687         191,589        85.02        62.32      64.74
701 to 725            223        42,121,610        5.94       6.390       711         188,886        85.21        62.54      65.94
726 to 750            131        24,707,966        3.49       6.275       737         188,610        84.92        71.68      77.40
751 to 775             81        16,668,668        2.35       6.393       762         205,786        85.39        60.08      68.55
776 to 800             28         5,611,407        0.79       6.320       786         200,407        80.62        57.31      65.79
801 to 814              9         1,239,715        0.17       7.020       810         137,746        91.15        41.15      52.72
TOTAL:              4,172      $708,690,531     100.00%      6.883%       638        $169,868       83.78%       66.87%     56.37%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 540 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 638.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
                             FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
(MERRILL LYNCH LOGO)         GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

GROSS MARGINS

                                    AGGREGATE                             WEIGHTED      AVERAGE      WEIGHTED
                   NUMBER OF        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE    PERCENT
RANGE OF            MORTGAGE         BALANCE       MORTGAGE     AVERAGE    CREDIT       BALANCE      ORIGINAL      FULL     PERCENT
GROSS MARGINS        LOANS         OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING       LTV         DOC        IO
-------------        -----         -----------       ----       ------      -----     -----------       ---         ---        --
2.501% to 3.000%         1             $89,477       0.01%       5.500%       763        $89,477      40.00%     100.00%      0.00%
3.501% to 4.000%         6           1,149,799        0.18        5.916       686        191,633       78.68       92.03      62.13
4.001% to 4.500%         4             735,732        0.12        5.910       607        183,933       77.87       75.02      75.02
4.501% to 5.000%       456          95,144,645       15.24        5.877       652        208,651       77.61       89.75      90.33
5.001% to 5.500%       866         167,141,273       26.78        6.392       638        193,004       79.42       81.54      79.05
5.501% to 6.000%       962         168,858,597       27.05        6.956       629        175,529       85.03       67.90      59.02
6.001% to 6.500%       740         120,095,659       19.24        7.415       633        162,291       89.19       54.79      43.36
6.501% to 7.000%       376          55,345,867        8.87        7.857       633        147,196       92.52       53.64      25.46
7.001% to 7.500%       116          14,710,369        2.36        8.241       657        126,814       96.33       63.37      27.65
7.501% to 8.000%        10             882,938        0.14        8.831       659         88,294       96.87       57.06       0.00
TOTAL:               3,537        $624,154,356     100.00%       6.838%       637       $176,464      84.12%      71.03%     62.36%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.875% per annum to 7.875% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.779% per annum.

MAXIMUM MORTGAGE RATES

                                     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                     NUMBER OF       PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
RANGE OF MAXIMUM      MORTGAGE        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL      FULL      PERCENT
MORTGAGE RATES         LOANS        OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC         IO
--------------         -----        -----------       ----       ------      -----    -----------      ---         ---         --
11.000% or less           21         $4,134,094       0.66%      4.849%       703       $196,862     73.29%      47.67%      60.44%
11.001% to 11.500%       140         30,143,289        4.83       5.372       698        215,309      78.32       85.59       86.17
11.501% to 12.000%       451         96,154,557       15.41       5.852       670        213,203      79.01       81.48       83.54
12.001% to 12.500%       616        118,570,762       19.00       6.340       645        192,485      80.93       72.39       70.71
12.501% to 13.000%       763        133,816,624       21.44       6.814       629        175,382      83.07       67.82       59.10
13.001% to 13.500%       651        110,787,210       17.75       7.321       625        170,180      87.86       64.52       54.83
13.501% to 14.000%       537         84,018,996       13.46       7.797       613        156,460      89.80       63.34       43.10
14.001% to 14.500%       239         32,412,419        5.19       8.296       599        135,617      90.78       77.52       45.05
14.501% to 15.000%        96         11,757,884        1.88       8.725       593        122,478      92.30       80.14       41.81
15.001% to 15.500%        22          2,283,603        0.37       9.285       601        103,800      94.55       58.33       44.55
15.501% to 16.000%         1             74,918        0.01       9.750       608         74,918     100.00      100.00        0.00
TOTAL:                 3,537       $624,154,356     100.00%      6.838%       637       $176,464     84.12%      71.03%      62.36%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.500% per annum to 15.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.838% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                             COMPUTATIONAL MATERIALS FOR
                             FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
(MERRILL LYNCH LOGO)         GROUP I COLLATERAL SUMMARY
--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE

                                   AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                   NUMBER OF       PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     PERCENT
NEXT RATE           MORTGAGE        BALANCE      MORTGAGE      AVERAGE    CREDIT      BALANCE     ORIGINAL      FULL        PERCENT
ADJUSTMENT DATE      LOANS        OUTSTANDING      POOL        COUPON      SCORE    OUTSTANDING      LTV         DOC           IO
---------------      -----        -----------      ----        ------      -----    -----------      ---         ---           --
September 2005            1          $244,000      0.04%       6.625%       570       $244,000     80.00%      100.00%      100.00%
October 2005             19         4,367,160       0.70        6.446       622        229,851      79.84        86.78        86.78
April 2006                7         1,361,079       0.22        7.236       654        194,440      85.58        10.11         0.00
August 2006               1            55,603       0.01        7.375       613         55,603      74.67         0.00         0.00
September 2006            1           121,600       0.02        5.375       718        121,600      80.00       100.00         0.00
October 2006              2           289,932       0.05        6.134       641        144,966      80.00       100.00         0.00
November 2006             2           558,850       0.09        7.162       619        279,425      92.75       100.00       100.00
December 2006             3           746,303       0.12        6.877       591        248,768      85.63       100.00        86.54
January 2007             11         2,028,793       0.33        7.198       620        184,436      78.43        65.60        65.32
February 2007             5           941,059       0.15        7.641       592        188,212      86.64        62.95        50.15
March 2007              226        38,942,424       6.24        7.023       636        172,312      86.38        69.05        64.24
April 2007             2320       407,397,304      65.27        6.890       632        175,602      84.59        70.28        59.74
May 2007                  4           539,950       0.09        6.456       649        134,988      81.75        68.89        51.38
November 2007             1           183,799       0.03        5.625       644        183,799      84.86         0.00         0.00
December 2007             3           601,276       0.10        7.198       631        200,425      77.63       100.00        47.31
January 2008              3           546,318       0.09        6.965       610        182,106      89.41       100.00        62.77
February 2008             1           140,000       0.02        5.500       670        140,000      80.00       100.00       100.00
March 2008               63         8,966,927       1.44        6.995       645        142,332      87.12        73.82        52.52
April 2008              586       103,971,552      16.66        6.808       636        177,426      83.98        66.20        61.24
May 2008                  1           233,700       0.04        6.375       687        233,700      95.00       100.00         0.00
July 2009                 1            82,994       0.01        6.990       655         82,994      90.00       100.00         0.00
December 2009             2           409,377       0.07        5.598       702        204,689      71.25       100.00        78.14
January 2010              1           109,999       0.02        6.875       639        109,999      66.27       100.00       100.00
February 2010             1            86,984       0.01        6.999       600         86,984      72.67         0.00         0.00
March 2010               23         4,210,275       0.67        6.415       681        183,055      81.57        92.07        93.42
April 2010              247        46,629,896       7.47        6.325       676        188,785      78.78        86.09        85.00
May 2010                  2           387,200       0.06        6.099       680        193,600      80.00       100.00       100.00
TOTAL:                3,537      $624,154,356    100.00%       6.838%       637       $176,464     84.12%       71.03%       62.36%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance                                                                  $394,581,640
Aggregate Original Principal Balance                                                                     $394,756,942
Number of Mortgage Loans                                                                                      758

                                             MINIMUM                         MAXIMUM                      AVERAGE (1)
                                             -------                         -------                      -----------
Original Principal Balance                  $359,900                       $1,190,000                      $520,788
Outstanding Principal Balance               $336,703                       $1,190,000                      $520,556

                                             MINIMUM                         MAXIMUM                  WEIGHTED AVERAGE (2)
                                             -------                         -------                  --------------------
Original Term (mos)                            180                             360                            360
Stated remaining Term (mos)                    179                             359                            359
Loan Age (mos)                                  1                               8                              1
Current Interest Rate                        4.625%                          9.250%                         6.356%
Initial Interest Rate Cap(4)                 1.000%                          3.000%                         2.987%
Periodic Rate Cap(4)                         1.000%                          1.000%                         1.000%
Gross Margin(4)                              3.500%                          7.500%                         5.480%
Maximum Mortgage Rate(4)                     10.625%                         15.250%                       12.354%
Minimum Mortgage Rate(4)                     4.625%                          9.250%                         6.354%
Months to Roll(4)                               5                              59                             28
Original Loan-to-Value                       32.73%                          100.00%                        81.67%
Credit Score (3)                               540                             813                            665

                                                                             EARLIEST                        LATEST
                                                                             --------                        ------
Maturity Date                                                              04/01/2020                     04/01/2035

LIEN POSITION                               PERCENT OF MORTGAGE POOL       YEAR OF ORIGINATION        PERCENT OF MORTGAGE POOL
-------------                               ------------------------       -------------------        ------------------------
1st Lien                                                      100.00%      2004                                           1.32%
                                                                           2005                                          98.68%

OCCUPANCY                                   PERCENT OF MORTGAGE POOL       LOAN PURPOSE               PERCENT OF MORTGAGE POOL
---------                                   ------------------------       ------------               ------------------------
Primary                                                        99.03%      Purchase                                      62.63%
Second Home                                                     0.45%      Refinance - Rate/Term                          2.10%
Investment                                                      0.53%      Refinance - Cashout                           35.27%

LOAN TYPE                                   PERCENT OF MORTGAGE POOL       PROPERTY TYPE              PERCENT OF MORTGAGE POOL
---------                                   ------------------------       -------------              ------------------------
Fixed Rate                                                      7.11%      Single Family                                 65.12%
ARM                                                            92.89%      Planned Unit Development                      26.56%
                                                                           Condominium                                    6.20%
                                                                           Two- to Four-Family                            2.13%

AMORTIZATION TYPE                           PERCENT OF MORTGAGE POOL
-----------------                           ------------------------
Fully Amortizing                                               24.62%
Interest Only                                                  75.38%

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.
(4) ARM Loans only

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                                         AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                          NUMBER OF      PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
RANGE OF                  MORTGAGE        BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL     PERCENT
MORTGAGE RATES              LOANS       OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV        DOC        IO
--------------              -----       -----------      ----       ------     -----     -----------      ---        ---        --
5.000% or less               18        $10,350,417       2.62%     4.942%       733       $575,023      79.38%    100.00%    81.94%
5.001% to 5.500%             68         38,498,427        9.76      5.402       702        566,153       78.45      90.79     86.70
5.501% to 6.000%            207        111,809,264       28.34      5.834       682        540,141       78.49      83.18     76.16
6.001% to 6.500%            184         97,810,896       24.79      6.304       660        531,581       80.21      78.14     76.91
6.501% to 7.000%            134         66,951,050       16.97      6.811       649        499,635       83.42      61.05     69.21
7.001% to 7.500%             88         42,593,684       10.79      7.315       640        484,019       87.74      60.76     75.21
7.501% to 8.000%             40         17,643,927        4.47      7.771       612        441,098       91.59      58.01     58.63
8.001% to 8.500%             14          6,662,561        1.69      8.328       609        475,897       92.47      71.25     70.00
8.501% to 9.000%              4          1,866,414        0.47      8.693       597        466,604       91.55      68.94     76.39
9.001% to 9.500%              1            395,000        0.10      9.250       638        395,000      100.00       0.00    100.00
                            ---       ------------     ------      -----        ---       --------      -----      -----     -----
TOTAL:                      758       $394,581,640     100.00%     6.356%       665       $520,556      81.67%     75.46%    75.38%
                            ===       ============     ======      =====        ===       ========      =====      =====     =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.625% per annum to 9.250% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.356% per annum.





REMAINING MONTHS TO STATED MATURITY

                                          AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
RANGE OF                   NUMBER OF      PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
REMAINING MONTHS           MORTGAGE        BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
TO STATED MATURITY           LOANS       OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC        IO
------------------           -----       -----------      ----       ------     -----     -----------      ---       ---        --
169 to 180                      1          $439,547       0.11%      6.500%      723       $439,547      88.20%     0.00%     0.00%
349 to 360                    757       394,142,093       99.89       6.356      665        520,663       81.67     75.55     75.46
                              ---      ------------     ------       -----       ---       --------      -----     -----     -----
TOTAL:                        758      $394,581,640     100.00%      6.356%      665       $520,556      81.67%    75.46%    75.38%
                              ===      ============     ======       =====       ===       ========      =====     =====     =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 179 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                          AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
RANGE OF                    NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
ORIGINAL MORTGAGE LOAN      MORTGAGE       BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
PRINCIPAL BALANCES            LOANS      OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC        IO
------------------            -----      -----------      ----       ------     -----     -----------      ---       ---        --
$350,001 to $400,000          162        $61,556,389    15.60%        6.559%     652        $379,978     82.75%    67.15%    73.53%
$400,001 to $450,000          121         51,296,681     13.00         6.612     646         423,940      84.18     67.75     76.85
$450,001 to $500,000           92         43,747,801     11.09         6.445     656         475,520      84.48     69.23     79.07
$500,001 to $550,000          112         58,769,190     14.89         6.372     671         524,725      82.12     74.46     70.53
$550,001 to $600,000          102         58,645,489     14.86         6.381     667         574,956      81.73     72.51     72.37
$600,001 to $650,000           54         34,096,720      8.64         6.107     676         631,421      81.27     83.28     85.09
$650,001 to $700,000           49         33,208,507      8.42         6.256     678         677,725      80.12     88.00     75.36
$700,001 to $750,000           27         19,634,701      4.98         6.084     673         727,211      78.46     92.59     88.88
$750,001 to $800,000           16         12,476,059      3.16         6.024     677         779,754      77.87     80.88     56.55
$800,001 to $850,000            7          5,846,136      1.48         5.731     683         835,162      74.93    100.00     71.29
$850,001 to $900,000            7          6,168,406      1.56         6.091     684         881,201      73.36     86.04     86.04
$900,001 to $950,000            1            931,400      0.24         5.875     701         931,400      80.00    100.00    100.00
$950,001 to $1,000,000          5          4,844,160      1.23         5.800     684         968,832      73.79    100.00     40.28
$1,000,001 or greater           3          3,360,000      0.85         5.738     729       1,120,000      69.47     68.15    100.00
                              ---       ------------   ------         -----      ---        --------     -----     -----     -----
TOTAL:                        758       $394,581,640   100.00%        6.356%     665        $520,556     81.67%    75.46%    75.38%
                              ===       ============   ======         =====      ===        ========     =====     =====     =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $336,703 to approximately $1,190,000 and the average outstanding principal balance of the Mortgage Loans was approximately $520,556.




PRODUCT TYPES

                                          AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                            NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE       BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
PRODUCT TYPES                 LOANS      OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC        IO
-------------                 -----      -----------      ----       ------     -----     -----------      ---       ---        --
15 Year Fixed Loans              1          $439,547     0.11%       6.500%      723        $439,547     88.20%     0.00%     0.00%
30 Year Fixed Loans             52        27,633,105      7.00        6.388      686         531,406      78.13     58.87     14.29
6 Month LIBOR ARM                3         1,735,500      0.44        6.169      646         578,500      76.64    100.00    100.00
1/29 LIBOR ARM                   3         1,424,412      0.36        6.707      651         474,804      93.15      0.00      0.00
2/28 LIBOR ARM                 503       258,603,264     65.54        6.440      657         514,122      82.65     76.31     81.91
3/27 LIBOR ARM                 132        70,911,831     17.97        6.196      670         537,211      81.14     73.46     70.40
5/25 LIBOR ARM                  64        33,833,982      8.57        6.019      696         528,656      77.90     89.66     88.67
                               ---      ------------   ------        -----       ---        --------     -----     -----     -----
TOTAL:                         758      $394,581,640   100.00%       6.356%      665        $520,556     81.67%    75.46%    75.38%
                               ===      ============   ======        =====       ===        ========     =====     =====     =====

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ADJUSTMENT TYPE

                                          AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                            NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE       BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
ADJUSTMENT TYPE               LOANS      OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC        IO
---------------               -----      -----------      ----       ------     -----     -----------      ---       ---        --
ARM                           705       $366,508,988      92.89%     6.354%      663        $519,871     81.93%    76.81%    80.08%
Fixed Rate                     53         28,072,652        7.11      6.389      687         529,673      78.29     57.95     14.07
                              ---       ------------     ------      -----       ---        --------     -----     -----     -----
TOTAL:                        758       $394,581,640     100.00%     6.356%      665        $520,556     81.67%    75.46%    75.38%
                              ===       ============     ======      =====       ===        ========     =====     =====     =====




AMORTIZATION TYPE

                                          AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                           NUMBER OF      PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                           MORTGAGE        BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
AMORTIZATION TYPE            LOANS       OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC        IO
-----------------            -----       -----------      ----       ------     -----     -----------      ---       ---        --
Fully Amortizing             187        $97,150,095      24.62%       6.494%     658        $519,519     81.02%    45.31%     0.00%
60 Month Interest-Only       571        297,431,545       75.38        6.311     667         520,896      81.89     85.31    100.00
                             ---       ------------     ------        -----      ---        --------     -----     -----     -----
TOTAL:                       758       $394,581,640     100.00%       6.356%     665        $520,556     81.67%    75.46%    75.38%
                             ===       ============     ======        =====      ===        ========     =====     =====     =====

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                          AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                           NUMBER OF      PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                           MORTGAGE        BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
GEOGRAPHIC LOCATION          LOANS       OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC        IO
-------------------          -----       -----------      ----       ------     -----     -----------      ---       ---        --
Alabama                        3         $1,347,833       0.34%     6.377%       644       $449,278      86.29%    68.55%    68.55%
Arizona                        7          4,029,977        1.02      6.293       681        575,711       81.54     88.37     70.92
California                   525        271,436,048       68.79      6.251       668        517,021       81.66     77.40     82.98
Colorado                       8          4,236,738        1.07      6.344       662        529,592       78.67    100.00     82.08
Connecticut                    3          1,500,052        0.38      7.239       636        500,017       83.67    100.00     75.35
District of Columbia           2          1,339,456        0.34      7.187       611        669,728       80.48    100.00     49.27
Florida                       27         14,236,833        3.61      6.621       677        527,290       83.74     74.68     79.00
Georgia                        4          2,075,467        0.53      6.315       690        518,867       74.12    100.00     73.62
Illinois                      22         12,015,916        3.05      6.871       648        546,178       82.78     45.56     46.28
Indiana                        2            877,900        0.22      6.529       642        438,950       84.62    100.00    100.00
Kentucky                       1            364,000        0.09      7.250       577        364,000       80.00    100.00    100.00
Maryland                      14          6,582,762        1.67      6.415       666        470,197       79.29     87.06     79.78
Massachusetts                  7          3,506,276        0.89      7.042       630        500,897       85.23     73.56     56.32
Michigan                      10          4,937,903        1.25      6.744       652        493,790       88.45     34.99     28.48
Minnesota                      5          2,613,692        0.66      6.298       664        522,738       84.76     69.39     84.80
Missouri                       1            472,000        0.12      6.375       649        472,000       80.00    100.00    100.00
Nevada                        11          6,256,350        1.59      6.377       666        568,759       80.67     85.14    100.00
New Hampshire                  1            407,313        0.10      6.875       640        407,313       94.88      0.00      0.00
New Jersey                    10          5,146,873        1.30      6.501       636        514,687       78.86     73.21     35.62
New Mexico                     2          1,232,465        0.31      7.111       608        616,233       79.62    100.00      0.00
New York                      31         16,292,339        4.13      6.690       664        525,559       83.24     57.95     38.01
North Carolina                 8          4,749,014        1.20      6.512       654        593,627       81.12     87.96     89.23
Ohio                           3          1,370,730        0.35      6.870       713        456,910       82.10    100.00     57.27
Oklahoma                       2          1,351,186        0.34      6.120       701        675,593       80.00    100.00     42.33
Oregon                         3          1,590,550        0.40      6.833       633        530,183       80.73    100.00    100.00
Pennsylvania                   3          1,501,278        0.38      6.491       700        500,426       89.52      0.00      0.00
Rhode Island                   1            525,900        0.13      6.875       633        525,900       71.55    100.00    100.00
South Carolina                 2          1,050,200        0.27      6.510       669        525,100       83.90    100.00    100.00
Tennessee                      4          2,829,525        0.72      6.243       657        707,381       72.93    100.00     43.51
Texas                         13          7,431,005        1.88      6.562       648        571,616       76.95     56.85     14.34
Utah                           3          1,360,719        0.34      6.859       622        453,573       82.98     70.24     70.04
Vermont                        1            574,260        0.15      4.625       683        574,260       68.86    100.00      0.00
Virginia                      12          5,647,486        1.43      6.538       662        470,624       82.76     65.93     65.93
Washington                     7          3,691,594        0.94      6.275       652        527,371       79.64     60.11     60.11
                             ---       ------------     ------      -----        ---       --------      -----     -----     -----
TOTAL:                       758       $394,581,640     100.00%     6.356%       665       $520,556      81.67%    75.46%    75.38%
                             ===       ============     ======      =====        ===       ========      =====     =====     =====

No more than approximately 1.57% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                                          AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                           NUMBER OF      PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL          MORTGAGE        BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
LOAN-TO-VALUE RATIOS         LOANS       OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC        IO
--------------------         -----       -----------      ----       ------     -----     -----------      ---       ---        --
30.01% to 40.00%               2           $748,254       0.19%      5.999%      676       $374,127      34.10%     0.00%     0.00%
40.01% to 50.00%               2          1,131,435        0.29       6.310      697        565,717       47.60     49.67      0.00
50.01% to 60.00%              10          5,460,045        1.38       6.508      622        546,005       57.31     65.78     38.52
60.01% to 70.00%              32         19,866,182        5.03       6.121      658        620,818       66.50     60.77     58.44
70.01% to 75.00%              45         25,890,147        6.56       6.382      652        575,337       74.07     76.65     61.93
75.01% to 80.00%             422        227,030,152       57.54       6.038      673        537,986       79.79     90.86     83.45
80.01% to 85.00%              45         20,677,987        5.24       6.633      632        459,511       84.00     70.12     75.94
85.01% to 90.00%             107         50,404,916       12.77       6.922      646        471,074       89.50     56.38     73.35
90.01% to 95.00%              42         18,865,903        4.78       7.136      661        449,188       94.53     36.81     50.35
95.01% to 100.00%             51         24,506,619        6.21       7.456      688        480,522      100.00     22.63     65.47
                             ---       ------------     ------       -----       ---       --------      -----     -----     -----
TOTAL:                       758       $394,581,640     100.00%      6.356%      665       $520,556      81.67%    75.46%    75.38%
                             ===       ============     ======       =====       ===       ========      =====     =====     =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 32.73% to 100.00% and the weighted average Original Loan-to-Value Ratio was approximately 81.67%.




LOAN PURPOSE

                                          AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                            NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE       BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
LOAN PURPOSE                  LOANS      OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC        IO
------------                  -----      -----------      ----       ------     -----     -----------      ---       ---        --
Purchase                       466      $247,125,332      62.63%     6.258%      674        $530,312     82.71%    83.81%    87.16%
Refinance - Cashout            277       139,166,746       35.27      6.520      650         502,407      80.16     61.48     55.76
Refinance - Rate Term           15         8,289,562        2.10      6.543      637         552,637      76.19     61.36     53.51
                               ---      ------------     ------      -----       ---        --------     -----     -----     -----
TOTAL:                         758      $394,581,640     100.00%     6.356%      665        $520,556     81.67%    75.46%    75.38%
                               ===      ============     ======      =====       ===        ========     =====     =====     =====




PROPERTY TYPE

                                          AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                           NUMBER OF      PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                           MORTGAGE        BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
PROPERTY TYPE                LOANS       OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC        IO
-------------                -----       -----------      ----       ------     -----     -----------      ---       ---        --
Single Family Residence      499       $256,936,421      65.12%      6.382%      662        $514,903     81.74%    71.91%    71.16%
Planned Unit Development     195        104,797,316       26.56       6.266      670         537,422      81.59     83.67     82.94
Condominium                   50         24,449,439        6.20       6.440      668         488,989      81.78     80.54     93.66
Two-to-Four Family            14          8,398,464        2.13       6.453      672         599,890      80.57     67.09     57.01
                             ---       ------------     ------       -----       ---        --------     -----     -----     -----
TOTAL:                       758       $394,581,640     100.00%      6.356%      665        $520,556     81.67%    75.46%    75.38%
                             ===       ============     ======       =====       ===        ========     =====     =====     =====

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
[MERRILL LYNCH LOGO]      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DOCUMENTATION

                                         AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                             MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
DOCUMENTATION                  LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
-------------                  -----    -----------      ----      ------    -----    -----------     ---      ---       --
Full Documentation                 559  $297,765,168     75.46%    6.243%     663        $532,675   80.45%  100.00%   85.22%
Stated Plus                         94    48,235,734      12.22     6.915     689         513,146    90.18     0.00    85.41
No Income Verification              97    45,214,511      11.46     6.513     650         466,129    80.42     0.00     0.00
Limited Income Verification          8     3,366,227       0.85     6.285     672         420,778    85.11     0.00    73.81
                                   ---  ------------      -----     -----     ---         -------    -----     ----    -----
TOTAL:                             758  $394,581,640    100.00%    6.356%     665        $520,556   81.67%   75.46%   75.38%
                                   ===  ============     ======     =====     ===        ========    =====    =====    =====


OCCUPANCY

                                         AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                             MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
OCCUPANCY                      LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
---------                      -----    -----------      ----      ------    -----    -----------     ---      ---       --
Primary                            749  $390,738,334     99.03%    6.353%     665        $521,680   81.66%   75.33%   75.38%
Investment                           5     2,074,809       0.53     6.820     704         414,962    83.24   100.00    74.72
Second Home                          4     1,768,497       0.45     6.521     696         442,124    83.75    76.27    76.27
                                   ---  ------------      -----     -----     ---         -------    -----    -----    -----
TOTAL:                             758  $394,581,640    100.00%    6.356%     665        $520,556   81.67%   75.46%   75.38%
                                   ===  ============     ======     =====     ===        ========    =====    =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                         AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
MORTGAGE LOAN                MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
AGE (MONTHS)                   LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
------------                   -----    -----------      ----      ------    -----    -----------     ---      ---       --
1                                  698  $363,790,823     92.20%    6.343%     665        $521,190   81.64%   75.74%   75.72%
2                                   51    24,680,470       6.25     6.619     654         483,931    84.12    68.77    73.23
3                                    2     1,761,406       0.45     6.510     641         880,703    62.19    51.10    51.10
4                                    3     1,485,320       0.38     6.811     665         495,107    76.73   100.00    74.23
5                                    3     2,295,620       0.58     5.541     702         765,207    79.99   100.00    58.41
8                                    1       568,000       0.14     5.250     690         568,000    80.00   100.00   100.00
                                   ---  ------------      -----     -----     ---         -------    -----   ------   ------
TOTAL:                             758  $394,581,640    100.00%    6.356%     665        $520,556   81.67%   75.46%   75.38%
                                   ===  ============     ======     =====     ===        ========    =====    =====    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
[MERRILL LYNCH LOGO]      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL PREPAYMENT PENALTY TERM

                                         AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT          MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
PENALTY TERM                   LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
------------                   -----    -----------      ----      ------    -----    -----------     ---      ---       --
None                               130   $68,813,140     17.44%    6.712%     661        $529,332   82.87%   63.00%   57.66%
12 Months                           68    37,895,304       9.60     6.634     659         557,284    79.75    75.25    84.40
24 Months                          364   186,891,584      47.36     6.318     661         513,438    82.26    78.94    82.42
36 Months                          196   100,981,612      25.59     6.082     677         515,212    80.49    77.60    71.04
                                   ---   -----------      -----     -----     ---         -------    -----    -----    -----
TOTAL:                             758  $394,581,640    100.00%    6.356%     665        $520,556   81.67%   75.46%   75.38%
                                   ===  ============     ======     =====     ===        ========    =====    =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.


CREDIT SCORES

                                         AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF                     MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
CREDIT SCORES                  LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
-------------                  -----    -----------      ----      ------    -----    -----------     ---      ---       --
540 to 550                           7  $  3,026,947      0.77%    7.677%     544        $432,421   78.64%   86.83%   56.89%
551 to 575                          35    15,163,595       3.84     7.402     565         433,246    79.16    76.21    66.88
576 to 600                          46    21,590,163       5.47     7.117     591         469,351    82.06    77.89    68.08
601 to 625                          96    47,883,324      12.14     6.636     615         498,785    80.94    83.73    71.93
626 to 650                         147    75,933,326      19.24     6.459     639         516,553    82.01    73.63    71.12
651 to 675                         133    68,552,388      17.37     6.363     662         515,431    82.59    73.92    81.63
676 to 700                         121    67,048,784      16.99     6.086     688         554,122    81.39    77.25    79.90
701 to 725                          94    52,611,400      13.33     5.973     712         559,696    81.41    71.62    73.01
726 to 750                          26    13,900,814       3.52     5.893     737         534,647    81.60    82.01    82.84
751 to 775                          36    19,669,542       4.98     5.884     762         546,376    82.43    62.38    79.56
776 to 800                          14     7,720,088       1.96     6.033     783         551,435    83.49    70.81    84.60
801 to 813                           3     1,481,269       0.38     5.457     810         493,756    75.27   100.00    52.79
                                   ---  ------------      -----     -----     ---         -------    -----   ------    -----
TOTAL:                             758  $394,581,640    100.00%    6.356%     665        $520,556   81.67%   75.46%   75.38%
                                   ===  ============     ======     =====     ===        ========    =====    =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 540 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 665.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
[MERRILL LYNCH LOGO]      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

GROSS MARGINS

                                         AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF                     MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
GROSS MARGINS                  LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
-------------                  -----    -----------      ----      ------    -----    -----------     ---      ---       --
3.001% to 3.500%                     1  $    960,000      0.26%    5.375%     694        $960,000   80.00%  100.00%  100.00%
3.501% to 4.000%                     3     1,903,620       0.52     5.538     703         634,540    79.99   100.00    49.84
4.001% to 4.500%                     1       861,406       0.24     5.999     680         861,406    69.12     0.00     0.00
4.501% to 5.000%                   170    90,994,370      24.83     5.727     673         535,261    79.12    94.01    91.50
5.001% to 5.500%                   271   142,706,030      38.94     6.193     662         526,591    79.56    84.35    86.83
5.501% to 6.000%                   159    80,981,235      22.10     6.736     659         509,316    83.67    62.05    70.80
6.001% to 6.500%                    71    34,853,832       9.51     7.241     656         490,899    90.40    46.09    59.21
6.501% to 7.000%                    26    11,707,666       3.19     7.899     645         450,295    94.72    50.91    51.11
7.001% to 7.500%                     3     1,540,827       0.42     8.193     680         513,609    98.34    29.21    29.21
                                   ---  ------------      -----     -----     ---         -------    -----    -----    -----
TOTAL:                             705  $366,508,988    100.00%    6.354%     663        $519,871   81.93%   76.81%   80.08%
                                   ===  ============     ======     =====     ===        ========    =====    =====    =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.500% per annum to 7.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.480% per annum.


MAXIMUM MORTGAGE RATES

                                         AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM             MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
MORTGAGE RATES                 LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
--------------                 -----    -----------      ----      ------    -----    -----------     ---      ---       --
11.000% or less                     18   $10,350,417      2.82%    4.942%     733        $575,023   79.38%  100.00%   81.94%
11.001% to 11.500%                  65    36,733,878      10.02     5.400     702         565,137    78.62    90.35    90.87
11.501% to 12.000%                 193   104,308,634      28.46     5.833     678         540,459    78.79    85.37    81.63
12.001% to 12.500%                 168    88,886,422      24.25     6.301     659         529,086    80.53    79.63    82.80
12.501% to 13.000%                 120    59,737,459      16.30     6.809     647         497,812    83.96    62.27    74.32
13.001% to 13.500%                  84    40,776,802      11.13     7.311     639         485,438    87.52    62.59    78.56
13.501% to 14.000%                  38    16,791,401       4.58     7.769     612         441,879    91.27    55.88    59.32
14.001% to 14.500%                  14     6,662,561       1.82     8.328     609         475,897    92.47    71.25    70.00
14.501% to 15.000%                   4     1,866,414       0.51     8.693     597         466,604    91.55    68.94    76.39
15.001% to 15.500%                   1       395,000       0.11     9.250     638         395,000   100.00     0.00   100.00
                                   ---  ------------      -----     -----     ---         -------   ------     ----   ------
TOTAL:                             705  $366,508,988    100.00%    6.354%     663        $519,871   81.93%   76.81%   80.08%
                                   ===  ============     ======     =====     ===        ========    =====    =====    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.625% per annum to 15.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.354% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF6
[MERRILL LYNCH LOGO]      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE

                                         AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
NEXT RATE                    MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
ADJUSTMENT DATE                LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
---------------                -----    -----------      ----      ------    -----    -----------     ---      ---       --
October 2005                         3  $  1,735,500      0.47%    6.169%     646        $578,500   76.64%  100.00%  100.00%
April 2006                           3     1,424,412       0.39     6.707     651         474,804    93.15     0.00     0.00
January 2007                         3     1,485,320       0.41     6.811     665         495,107    76.73   100.00    74.23
February 2007                        2     1,761,406       0.48     6.510     641         880,703    62.19    51.10    51.10
March 2007                          36    17,833,038       4.87     6.666     647         495,362    85.45    72.36    79.57
April 2007                         462   237,523,499      64.81     6.421     658         514,120    82.63    76.64    82.36
September 2007                       1       568,000       0.15     5.250     690         568,000    80.00   100.00   100.00
December 2007                        3     2,295,620       0.63     5.541     702         765,207    79.99   100.00    58.41
March 2008                           5     2,275,600       0.62     6.072     678         455,120    81.31    82.42   100.00
April 2008                         123    65,772,611      17.95     6.231     669         534,737    81.18    72.00    69.54
March 2010                           2       809,394       0.22     6.551     673         404,697    84.69   100.00   100.00
April 2010                          62    33,024,588       9.01     6.006     697         532,655    77.74    89.40    88.40
                                   ---    ----------      -----     -----     ---         -------    -----    -----    -----
TOTAL:                             705  $366,508,988    100.00%    6.354%     663        $519,871   81.93%   76.81%   80.08%
                                   ===  ============     ======     =====     ===        ========    =====    =====    =====

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-2
--------------------------------------------------------------------------------


                             ASSUMED MORTGAGE POOLS

                        GROUP I FIXED RATE MORTGAGE LOANS

                                                                                                                           ORIGINAL
                                                             ORIGINAL      REMAINING        ORIGINAL       REMAINING       MONTHS TO
                             NET     ORIGINAL  REMAINING   AMORTIZATION   AMORTIZATION   INTEREST-ONLY   INTEREST-ONLY    PREPAYMENT
  CURRENT       MORTGAGE   MORTGAGE    TERM      TERM          TERM           TERM            TERM            TERM          PENALTY
BALANCE ($)      RATE(%)   RATE(%)   (MONTHS)  (MONTHS)      (MONTHS)       (MONTHS)        (MONTHS)        (MONTHS)      EXPIRATION
-----------     --------   --------  --------  ---------   ------------   ------------   -------------   -------------    ----------
 2,466,345.21     6.908     6.388      180        179          180            179               0               0              0
   179,439.36     7.188     6.668      180        179          180            179               0               0             24
 3,190,277.47     6.943     6.423      180        179          180            179               0               0             36
   115,000.00     8.375     7.855      180        179          120            120              60              59              0
   303,855.00     7.484     6.964      180        179          120            120              60              59             36
   265,984.59     6.939     6.419      240        239          240            239               0               0             36
24,873,034.38     7.345     6.825      360        359          360            359               0               0              0
 2,144,865.15     7.328     6.808      360        359          360            359               0               0             12
   939,995.13     7.653     7.133      360        359          360            359               0               0             24
40,244,068.31     7.205     6.685      360        359          360            359               0               0             36
 1,514,816.91     7.312     6.792      360        359          300            300              60              59              0
   588,800.00     7.034     6.514      360        359          300            300              60              59             12
   859,800.00     6.875     6.355      360        359          300            300              60              59             24
 6,849,892.89     6.922     6.402      360        359          300            300              60              59             36




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-2
--------------------------------------------------------------------------------

                     GROUP I ADJUSTABLE RATE MORTGAGE LOANS

                                                                                      ORIGINAL    REMAINING
                                                             ORIGINAL     REMAINING   INTEREST    INTEREST
                               NET     ORIGINAL  REMAINING  AMORTIZATION AMORTIZATION   ONLY        ONLY
    CURRENT      MORTGAGE   MORTGAGE     TERM      TERM        TERM         TERM        TERM        TERM        GROSS
  BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)  (MONTHS)    (MONTHS)     (MONTHS)    (MONTHS)    (MONTHS)    MARGIN(%)
  -----------    --------   --------   --------  ---------  ------------ ------------ --------    ---------   ---------
     449,513.95    5.595      5.075      360        359         360          359          0           0         5.081
     127,846.20    5.000      4.480      360        359         360          359          0           0         5.125
     976,900.00    6.816      6.296      360        359         300          300         60          59         5.281
   1,864,900.00    6.762      6.242      360        359         300          300         60          59         5.218
   1,192,000.00    6.161      5.641      360        359         300          300         60          59         5.186
     434,415.64    7.369      6.849      360        359         360          359          0           0         6.079
     676,844.00    7.006      6.486      360        359         360          359          0           0         6.250
     249,819.06    7.625      7.105      360        359         360          359          0           0         5.250
  23,631,299.68    7.330      6.810      360        359         360          359          0           0         6.174
  11,052,900.42    7.113      6.593      360        359         360          359          0           0         5.977
 118,114,875.21    7.227      6.707      360        359         360          359          0           0         6.137
  27,167,946.48    6.981      6.461      360        359         360          359          0           0         6.253
  27,680,727.35    6.986      6.466      360        359         300          300         60          59         5.648
  19,400,537.96    7.249      6.729      360        359         300          300         60          59         5.753
 180,045,708.75    6.650      6.130      360        359         300          300         60          59         5.578
  44,527,823.03    6.545      6.025      360        359         300          300         60          59         5.706
  25,331,460.07    7.117      6.597      360        359         360          359          0           0         6.082
     788,748.56    7.593      7.073      360        359         360          359          0           0         6.346
  19,370,749.67    6.896      6.376      360        359         360          359          0           0         6.079
  25,826,377.29    6.899      6.379      360        359         300          300         60          59         5.806
   1,132,940.00    7.170      6.650      360        358         300          300         60          58         5.324
   1,210,700.00    6.694      6.174      360        359         300          300         60          59         5.454
  40,982,597.25    6.532      6.012      360        359         300          300         60          59         5.542
   2,044,600.81    6.562      6.042      360        359         360          359          0           0         5.513
   2,632,545.13    6.782      6.262      360        359         360          359          0           0         5.528
   2,855,467.86    6.377      5.857      360        359         360          359          0           0         5.737
   4,632,992.72    6.448      5.928      360        359         300          300         60          59         5.281
   1,013,750.00    6.607      6.087      360        358         300          300         60          58         5.099
  20,435,345.85    6.298      5.778      360        359         300          300         60          59         5.277
  18,302,023.54    6.216      5.696      360        359         300          300         60          59         5.227

                                                                           NUMBER OF
                                                                            MONTHS                  ORIGINAL
                    INITIAL                                      RATE     UNTIL NEXT                MONTHS TO
                      RATE                                      CHANGE       RATE                  PREPAYMENT
    CURRENT          CHANGE   PERIODIC   MAXIMUM     MINIMUM   FREQUENCY  ADJUSTMENT                 PENALTY
  BALANCE ($)        CAP(%)    CAP(%)    RATE(%)     RATE(%)   (MONTHS)      DATE        INDEX     EXPIRATION
  -----------       -------   --------   -------     -------   ---------  ----------    --------   ----------
     449,513.95      1.000     1.000      11.595      5.595        6           5        6M LIBOR       24
     127,846.20      1.000     1.000      11.000      5.000        6           5        6M LIBOR       36
     976,900.00      1.000     1.000      12.816      6.816        6           5        6M LIBOR        0
   1,864,900.00      1.000     1.000      12.762      6.762        6           5        6M LIBOR       24
   1,192,000.00      1.000     1.000      12.161      6.161        6           5        6M LIBOR       36
     434,415.64      2.000     1.000      13.369      7.369        6          11        6M LIBOR        0
     676,844.00      2.000     1.000      13.006      7.006        6          11        6M LIBOR       12
     249,819.06      2.000     1.000      13.625      7.625        6          11        6M LIBOR       24
  23,631,299.68      3.000     1.000      13.330      7.330        6          23        6M LIBOR        0
  11,052,900.42      3.000     1.000      13.113      7.113        6          23        6M LIBOR       12
 118,114,875.21      3.000     1.000      13.227      7.227        6          23        6M LIBOR       24
  27,167,946.48      3.000     1.000      12.981      6.981        6          23        6M LIBOR       36
  27,680,727.35      3.000     1.000      12.986      6.986        6          23        6M LIBOR        0
  19,400,537.96      3.000     1.000      13.249      7.249        6          23        6M LIBOR       12
 180,045,708.75      2.998     1.000      12.650      6.650        6          23        6M LIBOR       24
  44,527,823.03      3.000     1.000      12.545      6.545        6          23        6M LIBOR       36
  25,331,460.07      3.000     1.000      13.117      7.117        6          35        6M LIBOR        0
     788,748.56      3.000     1.000      13.593      7.593        6          35        6M LIBOR       24
  19,370,749.67      3.000     1.000      12.896      6.896        6          35        6M LIBOR       36
  25,826,377.29      3.000     1.000      12.899      6.899        6          35        6M LIBOR        0
   1,132,940.00      3.000     1.000      13.170      7.170        6          34        6M LIBOR       12
   1,210,700.00      3.000     1.000      12.694      6.694        6          35        6M LIBOR       24
  40,982,597.25      3.000     1.000      12.532      6.532        6          35        6M LIBOR       36
   2,044,600.81      3.000     1.000      12.562      6.562        6          59        6M LIBOR        0
   2,632,545.13      3.000     1.000      12.782      6.782        6          59        6M LIBOR       24
   2,855,467.86      3.000     1.000      12.377      6.377        6          59        6M LIBOR       36
   4,632,992.72      3.000     1.000      12.448      6.448        6          59        6M LIBOR        0
   1,013,750.00      3.000     1.000      12.607      6.607        6          58        6M LIBOR       12
  20,435,345.85      3.000     1.000      12.298      6.298        6          59        6M LIBOR       24
  18,302,023.54      3.000     1.000      12.216      6.216        6          59        6M LIBOR       36




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-2
--------------------------------------------------------------------------------

                       GROUP II FIXED RATE MORTGAGE LOANS

                                                                                                                           ORIGINAL
                                                             ORIGINAL      REMAINING        ORIGINAL       REMAINING       MONTHS TO
                             NET     ORIGINAL  REMAINING   AMORTIZATION   AMORTIZATION   INTEREST-ONLY   INTEREST-ONLY    PREPAYMENT
  CURRENT       MORTGAGE   MORTGAGE    TERM      TERM          TERM           TERM            TERM            TERM          PENALTY
BALANCE ($)      RATE(%)   RATE(%)   (MONTHS)  (MONTHS)      (MONTHS)       (MONTHS)        (MONTHS)        (MONTHS)      EXPIRATION
-----------     --------   --------  --------  ---------   ------------   ------------   -------------   -------------    ----------
   439,547.17     6.500     5.980      180        179          180            179               0               0             36
 6,195,705.26     6.437     5.917      360        359          360            359               0               0              0
   469,531.21     5.990     5.470      360        359          360            359               0               0             12
   359,641.55     5.999     5.479      360        359          360            359               0               0             24
16,659,736.88     6.295     5.775      360        359          360            359               0               0             36
   416,950.00     7.000     6.480      360        359          300            300              60              59              0
 3,531,540.00     6.755     6.235      360        359          300            300              60              59             36




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-2
--------------------------------------------------------------------------------

                     GROUP II ADJUSTABLE RATE MORTGAGE LOANS


                                                                                      ORIGINAL  REMAINING
                                                             ORIGINAL     REMAINING   INTEREST  INTEREST
                              NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION   ONLY      ONLY
    CURRENT      MORTGAGE  MORTGAGE     TERM      TERM         TERM         TERM        TERM      TERM       GROSS
  BALANCE ($)    RATE(%)    RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)     (MONTHS)    (MONTHS)  (MONTHS)   MARGIN(%)
  -----------    --------  --------   --------  ---------  ------------  ------------ --------  ---------  ---------
   1,735,500.00   6.169      5.649      360        359         300           300         60        59        5.042
   1,021,009.31   6.690      6.170      360        359         360           359          0         0        5.746
     403,402.38   6.750      6.230      360        359         360           359          0         0        6.125
   9,304,239.97   6.849      6.329      360        359         360           359          0         0        5.854
   4,060,939.51   6.701      6.181      360        359         360           359          0         0        5.573
  31,228,026.57   6.543      6.023      360        359         360           359          0         0        5.786
   2,187,664.60   6.395      5.875      360        359         360           359          0         0        6.053
  24,287,249.04   6.880      6.360      360        359         300           300         60        59        5.528
  28,071,845.66   6.656      6.136      360        359         300           300         60        59        5.452
 141,164,399.28   6.304      5.784      360        359         300           300         60        59        5.464
  18,298,898.92   6.141      5.621      360        359         300           300         60        59        5.504
  12,614,924.22   6.687      6.167      360        359         360           359          0         0        5.902
   8,373,233.96   6.267      5.747      360        359         360           359          0         0        5.623
  14,613,062.00   6.497      5.977      360        359         300           300         60        59        5.533
   3,273,200.00   6.325      5.805      360        359         300           300         60        59        5.380
  32,037,410.70   5.833      5.313      360        359         300           300         60        59        5.164
     978,885.71   6.941      6.421      360        359         360           359          0         0        5.263
   1,271,218.27   5.173      4.653      360        359         360           359          0         0        5.000
   1,582,388.86   5.896      5.376      360        359         360           359          0         0        5.242
     360,000.00   5.875      5.355      360        359         300           300         60        59        5.000
     637,500.00   6.750      6.230      360        359         300           300         60        59        5.500
  11,132,798.00   6.017      5.497      360        359         300           300         60        59        5.162
  17,871,190.95   6.017      5.497      360        359         300           300         60        59        5.205

                                                                        NUMBER OF
                                                                          MONTHS                  ORIGINAL
                    INITIAL                                    RATE     UNTIL NEXT                MONTHS TO
                      RATE                                    CHANGE       RATE                  PREPAYMENT
    CURRENT          CHANGE   PERIODIC   MAXIMUM   MINIMUM   FREQUENCY  ADJUSTMENT                 PENALTY
  BALANCE ($)        CAP(%)    CAP(%)    RATE(%)   RATE(%)   (MONTHS)      DATE        INDEX     EXPIRATION
  -----------       -------   --------   -------   -------   ---------  ----------   --------    ----------
   1,735,500.00      1.000     1.000     12.169     6.169        6           5       6M LIBOR        24
   1,021,009.31      2.000     1.000     12.690     6.690        6          11       6M LIBOR         0
     403,402.38      2.000     1.000     12.750     6.750        6          11       6M LIBOR        12
   9,304,239.97      3.000     1.000     12.849     6.849        6          23       6M LIBOR         0
   4,060,939.51      3.000     1.000     12.701     6.701        6          23       6M LIBOR        12
  31,228,026.57      3.000     1.000     12.543     6.543        6          23       6M LIBOR        24
   2,187,664.60      3.000     1.000     12.395     6.395        6          23       6M LIBOR        36
  24,287,249.04      3.000     1.000     12.880     6.880        6          23       6M LIBOR         0
  28,071,845.66      3.000     1.000     12.656     6.656        6          23       6M LIBOR        12
 141,164,399.28      3.000     1.000     12.304     6.304        6          23       6M LIBOR        24
  18,298,898.92      3.000     1.000     12.141     6.141        6          23       6M LIBOR        36
  12,614,924.22      3.000     1.000     12.687     6.687        6          35       6M LIBOR         0
   8,373,233.96      3.000     1.000     12.267     6.267        6          35       6M LIBOR        36
  14,613,062.00      3.000     1.000     12.497     6.497        6          35       6M LIBOR         0
   3,273,200.00      3.000     1.000     12.325     6.325        6          35       6M LIBOR        12
  32,037,410.70      3.000     1.000     11.833     5.833        6          35       6M LIBOR        36
     978,885.71      3.000     1.000     12.941     6.941        6          59       6M LIBOR        12
   1,271,218.27      3.000     1.000     11.173     5.173        6          59       6M LIBOR        24
   1,582,388.86      3.000     1.000     11.896     5.896        6          59       6M LIBOR        36
     360,000.00      3.000     1.000     11.875     5.875        6          59       6M LIBOR         0
     637,500.00      3.000     1.000     12.750     6.750        6          59       6M LIBOR        12
  11,132,798.00      3.000     1.000     12.017     6.017        6          59       6M LIBOR        24
  17,871,190.95      3.000     1.000     12.017     6.017        6          59       6M LIBOR        36




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-2
--------------------------------------------------------------------------------

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1 CERTIFICATES

         BEGINNING    ENDING        NOTIONAL      1ML STRIKE       1ML STRIKE
PERIOD    ACCRUAL    ACCRUAL       BALANCE($)   LOWER COLLAR(%) UPPER COLLAR(%)
------   ---------    -------      ----------   --------------- ---------------
   1     05/26/05    06/25/05    565,535,000.00      6.103           9.740
   2     06/25/05    07/25/05    562,564,498.09      6.103           9.740
   3     07/25/05    08/25/05    558,069,012.19      5.897           9.740
   4     08/25/05    09/25/05    552,030,140.83      5.897           9.740
   5     09/25/05    10/25/05    544,450,669.34      6.102           9.740
   6     10/25/05    11/25/05    535,331,592.16      5.903           9.740
   7     11/25/05    12/25/05    524,695,491.10      6.109           9.740
   8     12/25/05    01/25/06    512,563,149.98      5.904           9.740
   9     01/25/06    02/25/06    498,977,732.86      5.904           9.740
  10     02/25/06    03/25/06    483,980,730.31      6.564           9.740
  11     03/25/06    04/25/06    467,793,524.18      5.904           9.740
  12     04/25/06    05/25/06    450,477,368.58      6.120           9.740
  13     05/25/06    06/25/06    433,657,821.72      5.915           9.740
  14     06/25/06    07/25/06    417,320,144.23      6.121           9.740
  15     07/25/06    08/25/06    401,450,415.91      5.915           9.740
  16     08/25/06    09/25/06    386,035,121.00      5.915           9.740
  17     09/25/06    10/25/06    371,061,136.35      6.122           9.740
  18     10/25/06    11/25/06    356,515,720.00      5.924           9.740
  19     11/25/06    12/25/06    342,386,656.28      6.131           9.740
  20     12/25/06    01/25/07    328,661,767.64      5.925           9.740
  21     01/25/07    02/25/07    315,329,390.60      5.925           9.740
  22     02/25/07    03/25/07    302,342,244.71      6.588           9.740
  23     03/25/07    04/25/07    279,424,132.34      5.927           9.740
  24     04/25/07    05/25/07    257,755,338.28      7.999           9.740
  25     05/25/07    06/25/07    237,303,564.97      7.725           9.740
  26     06/25/07    07/25/07    217,961,709.85      7.982           9.740
  27     07/25/07    08/25/07    199,689,034.08      7.707           9.740
  28     08/25/07    09/25/07    188,397,328.21      7.703           9.740
  29     09/25/07    10/25/07    177,488,474.88      7.964           9.740
  30     10/25/07    11/25/07    166,949,254.06      8.286           9.740
  31     11/25/07    12/25/07    156,773,933.60      8.566           9.740
  32     12/25/07    01/25/08    146,942,709.05      8.275           9.740
  33     01/25/08    02/25/08    137,443,719.23      8.269           9.740
  34     02/25/08    03/25/08    128,265,516.36      8.851           9.740
  35     03/25/08    04/25/08    119,397,051.61      8.262           9.740
  36     04/25/08    05/25/08    110,827,661.08      9.587           9.740
  37     05/25/08    06/25/08    102,558,204.74      9.261           9.740
  38     06/25/08    07/25/08    102,558,204.74      9.568           9.740
  39     07/25/08    08/25/08    102,558,204.74      9.242           9.740
  40     08/25/08    09/25/08    102,558,204.74      9.233           9.740
  41     09/25/08    10/25/08    102,558,204.74      9.541           9.740




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-2
--------------------------------------------------------------------------------

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES


         BEGINNING    ENDING        NOTIONAL       1ML STRIKE      1ML STRIKE
PERIOD    ACCRUAL    ACCRUAL       BALANCE($)   LOWER COLLAR(%) UPPER COLLAR(%)
------   ---------    -------      ----------   --------------- ---------------
   1     05/26/05    06/25/05    314,876,000.00      5.646           9.310
   2     06/25/05    07/25/05    313,271,359.07      5.646           9.310
   3     07/25/05    08/25/05    310,808,226.94      5.458           9.310
   4     08/25/05    09/25/05    307,475,614.77      5.458           9.310
   5     09/25/05    10/25/05    303,274,791.10      5.646           9.310
   6     10/25/05    11/25/05    298,205,731.38      5.462           9.310
   7     11/25/05    12/25/05    292,280,883.43      5.651           9.310
   8     12/25/05    01/25/06    285,511,520.42      5.462           9.310
   9     01/25/06    02/25/06    277,921,858.03      5.462           9.310
  10     02/25/06    03/25/06    269,534,887.50      6.068           9.310
  11     03/25/06    04/25/06    260,438,989.59      5.462           9.310
  12     04/25/06    05/25/06    250,666,806.75      5.662           9.310
  13     05/25/06    06/25/06    241,177,640.28      5.473           9.310
  14     06/25/06    07/25/06    231,962,909.59      5.662           9.310
  15     07/25/06    08/25/06    223,014,638.50      5.473           9.310
  16     08/25/06    09/25/06    214,325,083.39      5.473           9.310
  17     09/25/06    10/25/06    205,886,726.45      5.662           9.310
  18     10/25/06    11/25/06    197,692,269.05      5.481           9.310
  19     11/25/06    12/25/06    189,734,739.26      5.670           9.310
  20     12/25/06    01/25/07    182,007,137.62      5.481           9.310
  21     01/25/07    02/25/07    174,502,785.64      5.481           9.310
  22     02/25/07    03/25/07    167,215,199.54      6.088           9.310
  23     03/25/07    04/25/07    154,048,607.79      5.481           9.310
  24     04/25/07    05/25/07    141,608,837.15      7.611           9.310
  25     05/25/07    06/25/07    129,865,942.81      7.353           9.310
  26     06/25/07    07/25/07    118,769,713.70      7.598           9.310
  27     07/25/07    08/25/07    108,284,050.66      7.340           9.310
  28     08/25/07    09/25/07    101,918,230.88      7.337           9.310
  29     09/25/07    10/25/07     95,771,899.82      7.585           9.310
  30     10/25/07    11/25/07     89,837,407.48      7.953           9.310
  31     11/25/07    12/25/07     84,109,417.18      8.221           9.310
  32     12/25/07    01/25/08     78,578,624.79      7.945           9.310
  33     01/25/08    02/25/08     73,238,163.83      7.941           9.310
  34     02/25/08    03/25/08     68,081,408.49      8.497           9.310
  35     03/25/08    04/25/08     63,101,965.10      7.933           9.310
  36     04/25/08    05/25/08     58,293,663.98      9.310           9.310
  37     05/25/08    06/25/08     53,655,084.95      9.035           9.310
  38     06/25/08    07/25/08     53,655,084.95      9.310           9.310
  39     07/25/08    08/25/08     53,655,084.95      9.022           9.310
  40     08/25/08    09/25/08     53,655,084.95      9.016           9.310




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-2
--------------------------------------------------------------------------------

           ONE MONTH LIBOR CAP TABLE FOR THE SUBORDINATE CERTIFICATES

         BEGINNING    ENDING        NOTIONAL       1ML STRIKE      1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL      BALANCE($)   LOWER COLLAR(%) UPPER COLLAR(%)
------   ---------    -------      ----------   --------------- ---------------
   1     05/26/05    06/25/05    196,384,000.00      5.394           8.720
   2     06/25/05    07/25/05    196,384,000.00      5.394           8.720
   3     07/25/05    08/25/05    196,384,000.00      5.195           8.720
   4     08/25/05    09/25/05    196,384,000.00      5.195           8.720
   5     09/25/05    10/25/05    196,384,000.00      5.394           8.720
   6     10/25/05    11/25/05    196,384,000.00      5.201           8.720
   7     11/25/05    12/25/05    196,384,000.00      5.400           8.720
   8     12/25/05    01/25/06    196,384,000.00      5.201           8.720
   9     01/25/06    02/25/06    196,384,000.00      5.201           8.720
  10     02/25/06    03/25/06    196,384,000.00      5.842           8.720
  11     03/25/06    04/25/06    196,384,000.00      5.201           8.720
  12     04/25/06    05/25/06    196,384,000.00      5.411           8.720
  13     05/25/06    06/25/06    196,384,000.00      5.212           8.720
  14     06/25/06    07/25/06    196,384,000.00      5.412           8.720
  15     07/25/06    08/25/06    196,384,000.00      5.212           8.720
  16     08/25/06    09/25/06    196,384,000.00      5.212           8.720
  17     09/25/06    10/25/06    196,384,000.00      5.412           8.720
  18     10/25/06    11/25/06    196,384,000.00      5.221           8.720
  19     11/25/06    12/25/06    196,384,000.00      5.421           8.720
  20     12/25/06    01/25/07    196,384,000.00      5.221           8.720
  21     01/25/07    02/25/07    196,384,000.00      5.221           8.720
  22     02/25/07    03/25/07    196,384,000.00      5.864           8.720
  23     03/25/07    04/25/07    196,384,000.00      5.222           8.720
  24     04/25/07    05/25/07    196,384,000.00      7.316           8.720
  25     05/25/07    06/25/07    196,384,000.00      7.047           8.720
  26     06/25/07    07/25/07    196,384,000.00      7.299           8.720
  27     07/25/07    08/25/07    196,384,000.00      7.031           8.720
  28     08/25/07    09/25/07    196,384,000.00      7.027           8.720
  29     09/25/07    10/25/07    196,384,000.00      7.284           8.720
  30     10/25/07    11/25/07    196,384,000.00      7.622           8.720
  31     11/25/07    12/25/07    196,384,000.00      7.897           8.720
  32     12/25/07    01/25/08    196,384,000.00      7.612           8.720
  33     01/25/08    02/25/08    196,384,000.00      7.607           8.720
  34     02/25/08    03/25/08    196,384,000.00      8.180           8.720
  35     03/25/08    04/25/08    196,384,000.00      7.599           8.720
  36     04/25/08    05/25/08    196,384,000.00      8.720           8.720
  37     05/25/08    06/25/08    196,384,000.00      8.635           8.720
  38     06/25/08    07/25/08    192,794,693.44      8.720           8.720
  39     07/25/08    08/25/08    181,324,389.37      8.619           8.720
  40     08/25/08    09/25/08    170,242,125.40      8.610           8.720




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-2
--------------------------------------------------------------------------------

                       CLASS A-1 AVAILABLE FUNDS CAP TABLE

                                        AVAIL. FUNDS         AVAIL. FUNDS
PERIOD            PAYMENT DATE         CAP (%) (1)(2)       CAP (%) (1)(3)
------            ------------         --------------       --------------
   1               6/25/2005                6.363                6.363
   2               7/25/2005                6.363               10.000
   3               8/25/2005                6.157               10.000
   4               9/25/2005                6.157               10.000
   5              10/25/2005                6.362               10.000
   6              11/25/2005                6.163               10.000
   7              12/25/2005                6.369               10.000
   8               1/25/2006                6.164               10.000
   9               2/25/2006                6.164               10.000
  10               3/25/2006                6.824               10.000
  11               4/25/2006                6.164               10.000
  12               5/25/2006                6.380               10.000
  13               6/25/2006                6.174               10.000
  14               7/25/2006                6.380               10.000
  15               8/25/2006                6.175               10.000
  16               9/25/2006                6.175               10.000
  17              10/25/2006                6.381               10.000
  18              11/25/2006                6.178               10.000
  19              12/25/2006                6.385               10.000
  20               1/25/2007                6.179               10.000
  21               2/25/2007                6.179               10.000
  22               3/25/2007                6.842               10.000
  23               4/25/2007                6.181               10.000
  24               5/25/2007                7.918               10.000
  25               6/25/2007                7.655               10.000
  26               7/25/2007                7.904               10.000
  27               8/25/2007                7.641               10.000
  28               9/25/2007                7.638               10.000
  29              10/25/2007                7.890               10.000
  30              11/25/2007                7.632               10.000
  31              12/25/2007                7.883               10.000
  32               1/25/2008                7.626               10.000
  33               2/25/2008                7.622               10.000
  34               3/25/2008                8.144               10.000
  35               4/25/2008                7.618               10.000
  36               5/25/2008                8.247               10.000
  37               6/25/2008                7.976               10.000
  38               7/25/2008                8.238               10.000
  39               8/25/2008                7.967               10.000
  40               9/25/2008                7.962               10.000
  41              10/25/2008                8.223               10.000
  42              11/25/2008                7.953               10.180
  43              12/25/2008                8.213               10.507
  44               1/25/2009                7.943               10.157
  45               2/25/2009                7.938               10.145
  46               3/25/2009                8.783               11.218
  47               4/25/2009                7.928               10.121
  48               5/25/2009                8.187               10.589
  49               6/25/2009                7.918               10.235
  50               7/25/2009                8.177               10.563
  51               8/25/2009                7.908               10.209
  52               9/25/2009                7.903               10.195
  53              10/25/2009                8.161               10.523
  54              11/25/2009                7.892               10.305
  55              12/25/2009                8.150               10.634
  56               1/25/2010                7.881               10.276
  57               2/25/2010                7.876               10.262
  58               3/25/2010                8.714               11.345
  59               4/25/2010                7.867               10.236
  60               5/25/2010                8.280               10.748
  61               6/25/2010                8.007               10.386
  62               7/25/2010                8.267               10.715
  63               8/25/2010                7.994               10.354
  64               9/25/2010                7.988               10.338
  65              10/25/2010                8.247               10.667
  66              11/25/2010                7.975               10.365
  67              12/25/2010                8.234               10.693
  68               1/25/2011                7.962               10.332
  69               2/25/2011                7.955               10.315
  70               3/25/2011                8.800               11.401
  71               4/25/2011                7.941               10.282
  72               5/25/2011                8.199               10.665
  73               6/25/2011                7.928               10.303
  74               7/25/2011                8.185               10.628

(1) Available Funds Cap for the Class A-1 Certificates is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group I Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 3.1388% and 3.5431%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 3.1388% and 3.5431%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. if you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-2
--------------------------------------------------------------------------------

                       CLASS A-2 AVAILABLE FUNDS CAP TABLE

                                        AVAIL. FUNDS         AVAIL. FUNDS
PERIOD            PAYMENT DATE         CAP (%) (1)(2)       CAP (%) (1)(3)
------            ------------         --------------       --------------
   1               6/25/2005                5.836                5.836
   2               7/25/2005                5.836                9.500
   3               8/25/2005                5.648                9.500
   4               9/25/2005                5.648                9.500
   5              10/25/2005                5.836                9.500
   6              11/25/2005                5.652                9.500
   7              12/25/2005                5.841                9.500
   8               1/25/2006                5.652                9.500
   9               2/25/2006                5.652                9.500
  10               3/25/2006                6.258                9.500
  11               4/25/2006                5.652                9.500
  12               5/25/2006                5.852                9.500
  13               6/25/2006                5.663                9.500
  14               7/25/2006                5.852                9.500
  15               8/25/2006                5.663                9.500
  16               9/25/2006                5.663                9.500
  17              10/25/2006                5.852                9.500
  18              11/25/2006                5.667                9.500
  19              12/25/2006                5.856                9.500
  20               1/25/2007                5.667                9.500
  21               2/25/2007                5.667                9.500
  22               3/25/2007                6.274                9.500
  23               4/25/2007                5.667                9.500
  24               5/25/2007                7.553                9.500
  25               6/25/2007                7.303                9.500
  26               7/25/2007                7.541                9.500
  27               8/25/2007                7.292                9.500
  28               9/25/2007                7.289                9.500
  29              10/25/2007                7.530                9.500
  30              11/25/2007                7.285                9.500
  31              12/25/2007                7.525                9.500
  32               1/25/2008                7.280                9.500
  33               2/25/2008                7.277                9.500
  34               3/25/2008                7.776                9.500
  35               4/25/2008                7.272                9.500
  36               5/25/2008                7.988                9.540
  37               6/25/2008                7.727                9.500
  38               7/25/2008                7.981                9.526
  39               8/25/2008                7.719                9.500
  40               9/25/2008                7.715                9.500
  41              10/25/2008                7.969                9.506
  42              11/25/2008                7.708                9.958
  43              12/25/2008                7.960               10.281
  44               1/25/2009                7.699                9.941
  45               2/25/2009                7.695                9.932
  46               3/25/2009                8.515               10.987
  47               4/25/2009                7.687                9.915
  48               5/25/2009                7.939               10.403
  49               6/25/2009                7.678               10.058
  50               7/25/2009                7.930               10.384
  51               8/25/2009                7.670               10.039
  52               9/25/2009                7.665               10.030
  53              10/25/2009                7.916               10.354
  54              11/25/2009                7.656               10.170
  55              12/25/2009                7.906               10.498
  56               1/25/2010                7.647               10.149
  57               2/25/2010                7.642               10.138
  58               3/25/2010                8.455               11.212
  59               4/25/2010                7.632               10.117
  60               5/25/2010                8.093               10.677
  61               6/25/2010                7.826               10.321
  62               7/25/2010                8.081               10.652
  63               8/25/2010                7.815               10.297
  64               9/25/2010                7.809               10.284
  65              10/25/2010                8.063               10.615
  66              11/25/2010                7.798               10.334
  67              12/25/2010                8.052               10.665
  68               1/25/2011                7.786               10.308
  69               2/25/2011                7.780               10.295
  70               3/25/2011                8.607               11.383
  71               4/25/2011                7.767               10.268
  72               5/25/2011                8.020               10.672
  73               6/25/2011                7.755               10.314
  74               7/25/2011                8.006               10.643
  75

(1) Available Funds Cap for the Class A-2 Certificates is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 3.1388% and 3.5431%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 3.1388% and 3.5431%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-2
--------------------------------------------------------------------------------

                      SUBORDINATE AVAILABLE FUNDS CAP TABLE

                                        AVAIL. FUNDS         AVAIL. FUNDS
PERIOD            PAYMENT DATE         CAP (%) (1)(2)       CAP (%) (1)(3)
------            ------------         --------------       --------------
   1               6/25/2005                6.174                6.174
   2               7/25/2005                6.174                9.500
   3               8/25/2005                5.975                9.500
   4               9/25/2005                5.975                9.500
   5              10/25/2005                6.174                9.500
   6              11/25/2005                5.981                9.500
   7              12/25/2005                6.180                9.500
   8               1/25/2006                5.981                9.500
   9               2/25/2006                5.981                9.500
  10               3/25/2006                6.622                9.500
  11               4/25/2006                5.981                9.500
  12               5/25/2006                6.191                9.500
  13               6/25/2006                5.991                9.500
  14               7/25/2006                6.191                9.500
  15               8/25/2006                5.992                9.500
  16               9/25/2006                5.992                9.500
  17              10/25/2006                6.192                9.500
  18              11/25/2006                5.996                9.500
  19              12/25/2006                6.196                9.500
  20               1/25/2007                5.996                9.500
  21               2/25/2007                5.996                9.500
  22               3/25/2007                6.639                9.500
  23               4/25/2007                5.997                9.500
  24               5/25/2007                7.787                9.500
  25               6/25/2007                7.530                9.500
  26               7/25/2007                7.774                9.500
  27               8/25/2007                7.516                9.500
  28               9/25/2007                7.514                9.500
  29              10/25/2007                7.761                9.500
  30              11/25/2007                7.508                9.500
  31              12/25/2007                7.755                9.500
  32               1/25/2008                7.502                9.500
  33               2/25/2008                7.499                9.500
  34               3/25/2008                8.013                9.500
  35               4/25/2008                7.494                9.500
  36               5/25/2008                8.154                9.737
  37               6/25/2008                7.887                9.500
  38               7/25/2008                8.146                9.720
  39               8/25/2008                7.879                9.500
  40               9/25/2008                7.874                9.500
  41              10/25/2008                8.132                9.695
  42              11/25/2008                7.865               10.101
  43              12/25/2008                8.123               10.427
  44               1/25/2009                7.856               10.080
  45               2/25/2009                7.852               10.069
  46               3/25/2009                8.688               11.135
  47               4/25/2009                7.842               10.048
  48               5/25/2009                8.099               10.523
  49               6/25/2009                7.833               10.172
  50               7/25/2009                8.089               10.499
  51               8/25/2009                7.823               10.148
  52               9/25/2009                7.818               10.136
  53              10/25/2009                8.073               10.462
  54              11/25/2009                7.808               10.257
  55              12/25/2009                8.063               10.585
  56               1/25/2010                7.798               10.231
  57               2/25/2010                7.792               10.218
  58               3/25/2010                8.621               11.298
  59               4/25/2010                7.783               10.194
  60               5/25/2010                8.213               10.722
  61               6/25/2010                7.942               10.362
  62               7/25/2010                8.201               10.693
  63               8/25/2010                7.930               10.333
  64               9/25/2010                7.924               10.319
  65              10/25/2010                8.182               10.648
  66              11/25/2010                7.912               10.354
  67              12/25/2010                8.169               10.683
  68               1/25/2011                7.899               10.323
  69               2/25/2011                7.892               10.308
  70               3/25/2011                8.731               11.395
  71               4/25/2011                7.879               10.277
  72               5/25/2011                8.135               10.668
  73               6/25/2011                7.866               10.307
  74               7/25/2011                8.121               10.634
  75

(1) Available Funds Cap for the Subordinate Certificates is a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 3.1388% and 3.5431%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 3.1388% and 3.5431%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-2
--------------------------------------------------------------------------------

                         DISCOUNT MARGIN TABLE (TO CALL)

                                        0%                 80%                 100%               150%                200%
                                  PRICING SPEED       PRICING SPEED       PRICING SPEED      PRICING SPEED       PRICING SPEED
                                     TO CALL             TO CALL             TO CALL            TO CALL             TO CALL
-------------------------------------------------------------------------------------------------------------------------------
                                   DISC MARGIN         DISC MARGIN         DISC MARGIN        DISC MARGIN         DISC MARGIN
===============================================================================================================================
CLASS A-1A
          100.00000%                    25                 25                   25                 25                   25

           WAL (YRS)                  19.85               2.88                 2.27               1.38                 1.11
    PRINCIPAL WINDOW              Jun05 - Apr34       Jun05 - Mar13       Jun05 - Jul11      Jun05 - Jan08        Jun05 - May07
-------------------------------------------------------------------------------------------------------------------------------
CLASS A-1B
          100.00000%                    30                 30                   30                 30                   30

           WAL (YRS)                  19.85               2.88                 2.27               1.38                 1.11
    PRINCIPAL WINDOW              Jun05 - Apr34       Jun05 - Mar13       Jun05 - Jul11      Jun05 - Jan08        Jun05 - May07
-------------------------------------------------------------------------------------------------------------------------------
CLASS A-2A
          100.00000%                    10                 10                   10                 10                   10

           WAL (YRS)                  13.73               1.16                  1                 0.76                 0.64
    PRINCIPAL WINDOW              Jun05 - Jul25       Jun05 - Apr07       Jun05 - Feb07      Jun05 - Aug06        Jun05 - May06
-------------------------------------------------------------------------------------------------------------------------------
CLASS A-2B
          100.00000%                    18                 18                   18                 18                   18

           WAL (YRS)                  24.59               3.63                 2.79               1.76                 1.42
    PRINCIPAL WINDOW              Jul25 - Apr34       Apr07 - Feb13       Feb07 - May11      Aug06 - Aug07        May06 - Mar07
-------------------------------------------------------------------------------------------------------------------------------
CLASS A-2C
          100.00000%                    33                 33                   33                 33                   33

           WAL (YRS)                  28.91               7.83                 6.16               2.45                 1.91
    PRINCIPAL WINDOW              Apr34 - Apr34       Feb13 - Mar13       May11 - Jul11      Aug07 - Jan08        Mar07 - May07
-------------------------------------------------------------------------------------------------------------------------------
CLASS M-1
          100.00000%                    40                 40                   40                 40                   40

           WAL (YRS)                  26.79               5.28                 4.57               2.94                 2.03
    PRINCIPAL WINDOW              Jul28 - Apr34       Aug08 - Mar13       Dec08 - Jul11      Jan08 - Feb09        May07 - Jun07
-------------------------------------------------------------------------------------------------------------------------------
CLASS M-2
          100.00000%                    45                 45                   45                 45                   45

           WAL (YRS)                  26.79               5.27                 4.46               3.75                 2.12
    PRINCIPAL WINDOW              Jul28 - Apr34       Jul08 - Mar13       Nov08 - Jul11      Feb09 - Feb09        Jun07 - Jul07
-------------------------------------------------------------------------------------------------------------------------------
CLASS M-3
          100.00000%                    50                 50                   50                 50                   50

           WAL (YRS)                  26.79               5.26                 4.41               3.75                 2.2
    PRINCIPAL WINDOW              Jul28 - Apr34       Jul08 - Mar13       Oct08 - Jul11      Feb09 - Feb09        Jul07 - Aug07
-------------------------------------------------------------------------------------------------------------------------------
CLASS M-4
          100.00000%                    65                 65                   65                 65                   65

           WAL (YRS)                  26.79               5.25                 4.36               3.75                 2.38
    PRINCIPAL WINDOW              Jul28 - Apr34       Jun08 - Mar13       Aug08 - Jul11      Feb09 - Feb09        Aug07 - Oct07
-------------------------------------------------------------------------------------------------------------------------------
CLASS M-5
          100.00000%                    70                 70                   70                 70                   70

           WAL (YRS)                  26.79               5.24                 4.34               3.71                 2.41
    PRINCIPAL WINDOW              Jul28 - Apr34       Jun08 - Mar13       Aug08 - Jul11      Dec08 - Feb09        Oct07 - Oct07
-------------------------------------------------------------------------------------------------------------------------------
CLASS B-1
          100.00000%                   120                 120                 120                120                  120

           WAL (YRS)                  26.79               5.24                 4.31               3.59                 2.41
    PRINCIPAL WINDOW              Jul28 - Apr34       Jun08 - Mar13       Jul08 - Jul11      Nov08 - Feb09        Oct07 - Oct07
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-2
--------------------------------------------------------------------------------

                         DISCOUNT MARGIN TABLE (TO CALL)

-------------------------------------------------------------------------------------------------------------------------------
CLASS B-2
          100.00000%                   130                 130                 130                130                 130

           WAL (YRS)                  26.79                5.24               4.31                3.5                 2.41
    PRINCIPAL WINDOW              Jul28 - Apr34       Jun08 - Mar13       Jul08 - Jul11      Sep08 - Feb09       Oct07 - Oct07
-------------------------------------------------------------------------------------------------------------------------------
CLASS B-3
          100.00000%                   180                 180                 180                180                 180

           WAL (YRS)                  26.79                5.24               4.31                3.43                2.41
    PRINCIPAL WINDOW              Jul28 - Apr34       Jun08 - Mar13       Jul08 - Jul11      Sep08 - Feb09       Oct07 - Oct07
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-2
--------------------------------------------------------------------------------

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                                        0%                 80%                 100%              150%                200%
                                  PRICING SPEED       PRICING SPEED       PRICING SPEED      PRICING SPEED       PRICING SPEED
                                   TO MATURITY         TO MATURITY         TO MATURITY        TO MATURITY         TO MATURITY
-------------------------------------------------------------------------------------------------------------------------------
                                   DISC MARGIN         DISC MARGIN         DISC MARGIN        DISC MARGIN         DISC MARGIN
===============================================================================================================================
CLASS A-1A
          100.00000%                    25                  27                  27                25                  25

           WAL (YRS)                  19.88                3.13                2.48              1.38                1.11
    PRINCIPAL WINDOW              Jun05 - Apr35       Jun05 - Apr23       Jun05 - Oct19      Jun05 - Jan08       Jun05 - May07
-------------------------------------------------------------------------------------------------------------------------------
CLASS A-1B
          100.00000%                    30                  32                  32                30                  30

           WAL (YRS)                  19.88                3.13                2.48              1.38                1.11
    PRINCIPAL WINDOW              Jun05 - Apr35       Jun05 - Apr23       Jun05 - Oct19      Jun05 - Jan08       Jun05 - May07
-------------------------------------------------------------------------------------------------------------------------------
CLASS A-2A
          100.00000%                    10                  10                  10                10                  10

           WAL (YRS)                  13.73                1.16                 1                0.76                0.64
    PRINCIPAL WINDOW              Jun05 - Jul25       Jun05 - Apr07       Jun05 - Feb07      Jun05 - Aug06       Jun05 - May06
-------------------------------------------------------------------------------------------------------------------------------
CLASS A-2B
          100.00000%                    18                  18                  18                18                  18

           WAL (YRS)                  24.59                3.63                2.79              1.76                1.42
    PRINCIPAL WINDOW              Jul25 - Apr34       Apr07 - Feb13       Feb07 - May11      Aug06 - Aug07       May06 - Mar07
-------------------------------------------------------------------------------------------------------------------------------
CLASS A-2C
          100.00000%                    33                  40                  40                33                  33

           WAL (YRS)                  29.45               10.51                8.22              2.45                1.91
    PRINCIPAL WINDOW              Apr34 - Apr35       Feb13 - Feb22       May11 - Jul18      Aug07 - Jan08       Mar07 - May07
-------------------------------------------------------------------------------------------------------------------------------
CLASS M-1
          100.00000%                    40                  42                  41                42                  40

           WAL (YRS)                  26.89                5.85                5.02              3.38                2.03
    PRINCIPAL WINDOW              Jul28 - Mar35       Aug08 - Mar20       Dec08 - Feb17      Jan08 - Jul14       May07 - Jun07
-------------------------------------------------------------------------------------------------------------------------------
CLASS M-2
          100.00000%                    45                  47                  47                53                  45

           WAL (YRS)                  26.88                5.81                4.89              6.21                2.12
    PRINCIPAL WINDOW              Jul28 - Mar35       Jul08 - Apr19       Nov08 - Jun16      Jun10 - Apr13       Jun07 - Jul07
-------------------------------------------------------------------------------------------------------------------------------
CLASS M-3
          100.00000%                    50                  52                  52                55                  50

           WAL (YRS)                  26.88                5.78                4.82              4.87                 2.2
    PRINCIPAL WINDOW              Jul28 - Feb35       Jul08 - Aug18       Oct08 - Nov15      Nov09 - Nov11       Jul07 - Aug07
-------------------------------------------------------------------------------------------------------------------------------
CLASS M-4
          100.00000%                    65                  67                  67                69                  66

           WAL (YRS)                  26.88                5.74                4.75              4.29                2.44
    PRINCIPAL WINDOW              Jul28 - Feb35       Jun08 - Feb18       Aug08 - Jun15      Mar09 - Aug11       Aug07 - Jan08
-------------------------------------------------------------------------------------------------------------------------------
CLASS M-5
          100.00000%                    70                  72                  72                72                  74

           WAL (YRS)                  26.88                5.67                4.67              3.94                2.73
    PRINCIPAL WINDOW              Jul28 - Jan35       Jun08 - Dec16       Aug08 - Jul14      Dec08 - Jan11       Jan08 - Mar08
-------------------------------------------------------------------------------------------------------------------------------
CLASS B-1
          100.00000%                   120                 123                 123                123                 134

           WAL (YRS)                  26.87                5.62                4.61              3.78                3.21
    PRINCIPAL WINDOW              Jul28 - Dec34       Jun08 - May16       Jul08 - Jan14      Nov08 - Sep10       Mar08 - Sep11
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-2
--------------------------------------------------------------------------------

                       DISCOUNT MARGIN TABLE (TO MATURITY)

-------------------------------------------------------------------------------------------------------------------------------
CLASS B-2
          100.00000%                   130                 133                 133                132                 162

           WAL (YRS)                  26.86                5.55                4.55               3.66                5.1
    PRINCIPAL WINDOW              Jul28 - Nov34       Jun08 - Sep15       Jul08 - Jun13      Sep08 - May10       Nov09 - May11
-------------------------------------------------------------------------------------------------------------------------------
CLASS B-3
          100.00000%                   180                 183                 183                183                 216

           WAL (YRS)                  26.84                5.47                4.48               3.54                4.2
    PRINCIPAL WINDOW              Jul28 - Sep34       Jun08 - Nov14       Jul08 - Nov12      Sep08 - Dec09       May09 - Nov09
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-2
--------------------------------------------------------------------------------

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 3.1388%, 6ML = 3.5431%) and forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans,
(2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown and Class A-1 Certificates pay sequentially):

                                        STATIC LIBOR                              FORWARD LIBOR
                            ------------------------------------      ------------------------------------
                            35% LOSS      45% LOSS      55% LOSS      35% LOSS      45% LOSS      55% LOSS
                            SEVERITY      SEVERITY      SEVERITY      SEVERITY      SEVERITY      SEVERITY
                            ====================================      ====================================
CLASS M-1     CDR Break      32.633%       23.740%       18.670%       30.150%       21.822%       17.112%
              Cum Loss        20.09%        21.10%        21.82%        19.15%        19.93%        20.48%
                            ------------------------------------      ------------------------------------
CLASS M-2     CDR Break      27.023%       20.047%       15.941%       24.616%       18.181%       14.420%
              Cum Loss        17.87%        18.78%        19.42%        16.82%        17.52%        18.00%
                            ------------------------------------      ------------------------------------
CLASS M-3     CDR Break      23.795%       17.853%       14.291%       21.443%       16.022%       12.795%
              Cum Loss        16.44%        17.28%        17.87%        15.31%        15.96%        16.40%
                            ------------------------------------      ------------------------------------
CLASS M-4     CDR Break      18.744%       14.315%       11.582%       16.484%       12.546%       10.129%
              Cum Loss        13.92%        14.64%        15.15%        12.68%        13.21%        13.58%
                            ------------------------------------      ------------------------------------
CLASS M-5     CDR Break      16.700%       12.843%       10.437%       14.486%       11.105%        9.004%
              Cum Loss        12.80%        13.46%        13.92%        11.50%        11.98%        12.32%
                            ------------------------------------      ------------------------------------
CLASS B-1     CDR Break      15.049%       11.638%        9.489%       12.868%        9.921%        8.074%
                            ------------------------------------      ------------------------------------
              Cum Loss        11.83%        12.44%        12.86%        10.48%        10.93%        11.23%
                            ------------------------------------      ------------------------------------
CLASS B-2     CDR Break      13.547%       10.526%        8.610%       11.403%        8.837%        7.212%
                            ------------------------------------      ------------------------------------
              Cum Loss        10.91%        11.47%        11.85%         9.52%         9.92%        10.19%
                            ------------------------------------      ------------------------------------
CLASS B-3     CDR Break      12.423%        9.683%        7.936%       10.316%        8.018%        6.557%
              Cum Loss        10.19%        10.70%        11.06%         8.78%         9.13%         9.38%
                            ------------------------------------      ------------------------------------

                            [FORWARD LIBOR PLOT POINTS]


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
                        FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]    SERIES 2005-2
--------------------------------------------------------------------------------

                                  EXCESS SPREAD
The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 3.1388%, 6ML = 3.5431%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates and the Class B-4 Certificates, divided by (y) the aggregate principal balance of the Offered Certificates and the Class B-4 Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

             EXCESS SPREAD IN BPS      EXCESS SPREAD IN BPS
PERIOD          (STATIC LIBOR)            (FORWARD LIBOR)
------          --------------            ---------------
Avg yr1               280                       217
Avg yr2               295                       188
Avg yr3               450                       367
Avg yr4               482                       422
Avg yr5               478                       414

           EXCESS SPREAD     1 MONTH     6 MONTH       EXCESS SPREAD
              IN BPS         FORWARD     FORWARD          IN BPS
PERIOD    (STATIC LIBOR)      LIBOR       LIBOR       (FORWARD LIBOR)
---------------------------------------------------------------------
   1            286          3.1388%     3.5431%            286
   2            286          3.3106%     3.6756%            269
   3            266          3.4485%     3.7849%            235
   4            266          3.6068%     3.8837%            219
   5            286          3.7588%     3.9660%            225
   6            266          3.8471%     4.0181%            196
   7            287          3.9083%     4.0714%            211
   8            266          3.9742%     4.1174%            184
   9            266          4.0408%     4.1477%            177
  10            332          4.0689%     4.1717%            240
  11            267          4.0852%     4.1927%            173
  12            288          4.1493%     4.2127%            188
  13            268          4.1604%     4.2257%            167
  14            288          4.1683%     4.2407%            187
  15            268          4.1785%     4.2566%            166
  16            268          4.1921%     4.2772%            164
  17            289          4.2072%     4.2971%            183
  18            269          4.2244%     4.3196%            162
  19            289          4.2452%     4.3453%            181
  20            269          4.2679%     4.3753%            158
  21            269          4.2926%     4.4019%            156
  22            336          4.3181%     4.4333%            220
  23            270          4.3470%     4.4593%            152
  24            457          4.3760%     4.4818%            365
  25            431          4.4079%     4.5039%            335
  26            457          4.4347%     4.5200%            359
  27            431          4.4568%     4.5314%            330
  28            432          4.4755%     4.5395%            328
  29            458          4.4892%     4.5420%            355
  30            432          4.4999%     4.5411%            360
  31            459          4.5044%     4.5350%            388
  32            433          4.5055%     4.5264%            360
  33            433          4.5023%     4.5144%            361
  34            489          4.4938%     4.5010%            421
  35            434          4.4830%     4.4899%            364
  36            506          4.4667%     4.4788%            441
  37            478          4.4486%     4.4713%            413
  38            488          4.4365%     4.4675%            425
  39            464          4.4275%     4.4688%            398
  40            464          4.4215%     4.4725%            400
  41            492          4.4197%     4.4790%            430
  42            465          4.4221%     4.4912%            410
  43            492          4.4278%     4.5080%            439
  44            464          4.4389%     4.5264%            407
  45            464          4.4529%     4.5501%            405
  46            552          4.4680%     4.5718%            500
  47            464          4.4894%     4.5960%            401
  48            491          4.5156%     4.6209%            438
  49            463          4.5426%     4.6445%            404
  50            490          4.5655%     4.6630%            431
  51            462          4.5888%     4.6828%            398
  52            461          4.6105%     4.6998%            395
  53            488          4.6309%     4.7138%            422
  54            460          4.6494%     4.7286%            398
  55            487          4.6635%     4.7393%            426
  56            459          4.6785%     4.7497%            393
  57            459          4.6909%     4.7588%            391
  58            546          4.7000%     4.7657%            486
  59            457          4.7104%     4.7730%            387
  60            503          4.7169%     4.7790%            441
  61            474          4.7228%     4.7844%            408
  62            501          4.7291%     4.7906%            438
  63            473          4.7345%     4.7950%            405
  64            472          4.7395%     4.7995%            404
  65            499          4.7446%     4.8029%            433
  66            470          4.7499%     4.8076%            408
  67            497          4.7547%     4.8111%            437
  68            469          4.7585%     4.8157%            405
  69            468          4.7622%     4.8192%            403
  70            556          4.7649%     4.8229%            501
  71            467          4.7697%     4.8290%            400
  72            493          4.7724%     4.8331%            432
  73            465          4.7761%     4.8395%            399
  74            493          4.7806%     4.8467%            430


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.